OAKMARK FUNDS

FIRST QUARTER REPORT | DECEMBER 31, 2016

OAKMARK FUND

OAKMARK SELECT FUND

OAKMARK EQUITY AND INCOME FUND

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Oakmark Funds

2017 First Quarter Report

TABLE OF CONTENTS

Commentary on Oakmark and Oakmark Select Funds	2
Oakmark Fund
Summary Information	4
Portfolio Manager Commentary	5
Schedule of Investments	6
Oakmark Select Fund
Summary Information	8
Portfolio Manager Commentary	9
Schedule of Investments	10
Oakmark Equity and Income Fund
Summary Information	12
Portfolio Manager Commentary	13
Schedule of Investments	15
Oakmark Global Fund
Summary Information	22
Portfolio Manager Commentary	23
Schedule of Investments	25
Oakmark Global Select Fund
Summary Information	28
Portfolio Manager Commentary	29
Schedule of Investments	30
Commentary on Oakmark International and Oakmark International Small Cap Funds	32
Oakmark International Fund
Summary Information	34
Portfolio Manager Commentary	35
Schedule of Investments	36
Oakmark International Small Cap Fund
Summary Information	38
Portfolio Manager Commentary	39
Schedule of Investments	40
Disclosures and Endnotes	42
Trustees and Officers	44

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe",

"plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

OAKMARK FUNDS

Oakmark Funds  December 31, 2016

President's Letter

Kristi L. Rowsell
President of the Oakmark Funds
President of Harris Associates L.P.

Dear Shareholders,

The second half of 2016 proved to be much more rewarding for our investors than the early half of the year. Fears around China's slowdown and the consequences of the U.K.'s Brexit vote started to dissipate by late summer as stronger economic data began to emerge worldwide. Donald Trump's unanticipated election victory heightened expectations for pro-growth economic policies and drove equity markets higher as the year came to a close. As we evaluate the performance of the Oakmark Funds over this period, we are reminded of the importance of staying true to our research discipline and the value of having a long-term investment focus.

Oakmark Family Offers Two New Share Classes

As many of you know, the Oakmark Funds restructured its lineup of share classes on November 30, adding an Advisor class and an Institutional class for eligible investors. We also renamed our existing classes. Our former Class I is now called Investor class, and our former Class II is now called Service class. We are excited that eligible shareholders registered directly with the Funds have been able to convert their shares to the new classes. We are working diligently with intermediaries to bring the new share classes to additional platforms and broaden their accessibility. Ask your financial advisor or account representative when and how you might find them available.

Harris Associates and Oakmark Invest Along with You

For many years, we have shared the level of investment that the portfolio managers, Harris Associates employees and Oakmark Trustees maintain in the Oakmark Funds. This is a measure of the conviction we hold in our value-driven investment philosophy. We expect the management of the companies in which we invest to have significant personal assets invested in their company stock, and believe this same standard should apply to managers of mutual funds.

We are happy to report that, as of December 31, 2016, the portfolio managers and employees of Harris Associates, as well as the Funds' Trustees, have personal investments of over $400 million in the Oakmark Funds. Personal ownership aligns our interests with those of our shareholders and reflects our connection to your long-term financial goals. It also underscores the pervasive sense of stewardship we feel when investing your assets.

We would like to thank you for your continued investments in the Oakmark Funds. Happy New Year to all!

Oakmark.com 1

Oakmark and Oakmark Select Funds  December 31, 2016

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com
oaklx@oakmark.com
oakwx@oakmark.com

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close.

After the past quarter's commentary highlighting Oakmark's 25th anniversary, I was asked, "Why in the world did you have confidence 25 years ago that a small, Chicago-based, high-net-worth account manager could succeed in the mutual fund business, competing against many well-established, much larger firms?" I think the answer gives good insight into how we think, so I wanted to share it.

Perhaps we were somewhat naïve about the challenges we faced, and to the extent that played a role, I'm glad we didn't realize what a difficult journey we were embarking on. But we weren't a startup—Harris Associates had been successfully investing on behalf of its clients for 15 years. And being in the industry, we knew enough about the competition to identify five things we would strive to do better than existing funds.

Our Brand—Oakmark—Will Have Meaning

In the late 1980s, Morningstar became the dominant evaluation service for mutual funds. One of its great advances was to classify funds according to their investment style and universe. So instead of just comparing an equity fund to an index like the S&P 5001, an investor could compare it to other funds that invested in the same size companies and that used the same investment approach. They created a box comprised of a nine-square grid that represented market capitalization (from small to large) and approaches (from value to growth), and they assigned each fund to a "style box." Marketing departments for the big mutual fund companies saw the opportunity to offer funds in each style box, which resulted in a massive increase in the number of funds offered.

We never had an interest in filling all the style boxes. We knew we were good at one thing and one thing only—bottom-up value investing. So we thought it would be an advantage to our investors that when they heard the name "Oakmark," they would immediately associate it with value investing. Unlike the larger firms, our brand name was going to mean something. Our goal was for Oakmark to make the short list when investors asked, "Who has a good value fund?" And it wouldn't matter whether the question was about stocks or bonds, United States or international—Oakmark would be synonymous with bottom-up, long-term value investing.

Oakmark Communication Will Be Educational

Most mutual funds seemed to view shareholder communication as a necessary evil. As such, they allowed legal requirements to dictate how they communicated, writing reports twice a year that commented on the securities that most influenced recent performance. Based on our experience managing portfolios for individuals, we knew that the clients who had the best experience with us—and were our longest-tenured clients—were those who'd taken the time to learn how we thought about investing and why we expected our investment philosophy to work in the long run. During the inevitable periods of underperformance, those clients were the ones most likely to stay patient. The ones who focused only on short-term performance tended to come and go rather quickly.

With that in mind, we set out to use every opportunity to educate our current and potential shareholders about our investment philosophy and the team we had built. We wrote shareholder letters every quarter, rather than the required six-month interval. Instead of just writing about which stocks we bought and sold, we wrote about why we made those transactions. We made our portfolio managers available to the press, especially for stories about value investing. And we'd go on TV to explain how this strange creature, a value investor, could ignore day-to-day news and fads, instead investing with the expectation that we would keep our positions for about five years. Our goal was to have enough publicly available information that all of our shareholders and potential shareholders could know how we thought, rather than just knowing how we'd performed last quarter. By doing so, we cut down on the number of performance chasers in our Funds, which helped lower the costs created by in-and-out trading.

Oakmark Will Limit Diversification

The average mutual fund owns well over 100 securities. The logic of spreading one's assets across such a large number of securities is consistent with academic teaching. Finance 101 students are taught that diversification is a "free good." Since the market is assumed to be efficient, adding more securities does not lower the return of the portfolio but does lower the risk. The mutual fund industry followed that logic by constructing highly diversified portfolios that minimized the harm any one bad stock could cause. The problem with that reasoning is that its logical extension is that all investors are best served by passively owning a little bit of everything—or, in other words, index funds.

Diversification is only a free good if one cannot identify mispriced securities. Once the concept of mispricing is introduced, diversifying away from undervalued securities reduces a portfolio's expected return. Instead of more diversification always being better, diversification becomes a trade-off: it lowers the risk but at the cost of also lowering expected return. As value investors, we at Oakmark believe we can identify securities that offer unusually favorable returns. We don't want to dilute our best ideas any more than is required to be prudent. We want to strike a balance between the risk we are taking and the incremental return we expect our best ideas to achieve. So instead of over 100 stocks in our Funds, you'll find our diversified Funds have less than half the industry average—around 50 holdings—and that our concentrated Funds have less than half

2 OAKMARK FUNDS

Oakmark and Oakmark Select Funds  December 31, 2016

Portfolio Manager Commentary (continued)

that number—normally about 20. By limiting diversification, we increase the impact our favorite stocks have on our Funds.

Oakmark Managers Will Invest Personal Capital

At most mutual fund companies, the decision to launch a new fund is driven by the marketing department. Based on the types of funds investors are buying, fund companies race to produce new offerings that they believe will successfully attract assets. The problem with that approach is that giving investors what they want, when they want it rarely produces good investment returns.

At Oakmark, the process couldn't have been more different. We started the Oakmark Fund because we wanted to invest our own capital in the same stocks we were purchasing for our clients. We thought that because we wanted to invest our own money that way, we should be able to convince others it was also appropriate for them. And that was the case with each of the seven Oakmark Funds. I'm still surprised by how many mutual fund managers choose to invest most of their personal capital in something other than the funds they manage.

Oakmark Will Strive to Maximize After-Tax Returns

Most services that evaluate mutual funds do so based on pre-tax returns, so it is no surprise that most managers pay very little attention to taxes. The poor track record most funds had with taxes led to the launch of many so-called "tax sensitive" or "tax efficient" funds in the 1990s. The problem was those funds were so focused on minimizing taxes that they sacrificed returns to lower the tax bill.

At Oakmark, we focus instead on maximizing after-tax returns. That's a very different goal than seeking to minimize taxes. If one thinks of pre-tax returns as a donut and the hole in the middle as taxes, we're trying to maximize the size of the donut after the hole has been taken out. During the year, we take steps to lower our shareholders' tax bills without decreasing their pre-tax returns. Because we hold almost all of our positions for more than a year, nearly all of our capital gains distributions qualify for long-term capital gains treatment, which cuts most investors' taxes almost in half. If a holding appreciates to our estimated value in less than a year, we will often drag our feet on the sale, which allows the more favorable tax treatment to apply. Additionally, we actively tax trade our loss positions throughout the year, adding to those we believe are most attractive and trimming the least attractive. Then, after 30 days, when the wash sale clock has elapsed, we reverse those trades to capture the losses. For the long-term investor, this means their investment returns typically exceed their taxable returns. By deferring taxable gains, the power of compounding returns increases.

Where Oakmark Is Today

After 25 years, we've changed very little. The Oakmark brand, as we had hoped, has become joined at the hip with value investing. Investors know that an Oakmark portfolio will be full of securities that are widely considered out-of-favor and that we believe are undervalued. We have received commendations for producing industry-leading shareholder communications. Our portfolios continue to be much more focused in our favorite securities than most in the industry. We continue to personally invest in our Funds, and our tax management boosts after-tax returns. In our president's letter, once each year we voluntarily disclose the total investment of our employees and directors in our Funds. As stated in that letter this quarter, the portfolio managers and employees of Harris Associates, as well as the Funds' Trustees, have personal investments of over $400 million in our Funds.

This was a combination of attributes we thought should appeal to potential investors. Given a total today of $70 billion of shareholder capital invested in our seven Funds, investors seem to agree. Our team thanks each and every one of you for the confidence you've expressed in us.

Oakmark.com 3

Oakmark Fund  December 31, 2016

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/05/91 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 12/31/16)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Fund (Investor Class)	8.29%	18.35%	8.23%	16.05%	8.50%	12.74%	08/05/91
S&P 500 Index	3.82%	11.96%	8.87%	14.66%	6.95%	9.40%
Dow Jones Industrial Average[2]	8.66%	16.50%	8.71%	12.92%	7.52%	10.31%
Lipper Large Cap Value Funds Index[3]	7.02%	16.37%	7.57%	13.95%	5.53%	8.80%
Oakmark Fund (Advisor Class)	N/A	N/A	N/A	N/A	N/A	1.63%*	11/30/16
Oakmark Fund (Institutional Class)	N/A	N/A	N/A	N/A	N/A	1.61%*	11/30/16
Oakmark Fund (Service Class)	8.20%	17.95%	7.87%	15.70%	8.16%	7.95%	04/05/01

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* Returns Since Inception for the Advisor Class and the Institutional Class are not annualized.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Citigroup, Inc.	3.5
Alphabet Inc., Class C	3.1
Bank of America Corp.	2.9
American International Group, Inc.	2.8
General Electric Co.	2.8
JPMorgan Chase & Co.	2.7
Apache Corp.	2.7
Visa, Inc., Class A	2.5
Capital One Financial Corp.	2.4
MasterCard, Inc., Class A	2.4
FUND STATISTICS
Ticker*	OAKMX
Inception*	08/05/1991
Number of Equity Holdings	49
Net Assets	$16.1 billion
Benchmark	S&P 500 Index
Weighted Average Market Cap	$127.4 billion
Median Market Cap	$52.2 billion
Portfolio Turnover (for the 12-months ended 09/30/16)	20%
Expense Ratio - Investor Class (as of 09/30/16)*	0.89%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

SECTOR ALLOCATION	% of Net Assets
Financials	27.8
Information Technology	24.7
Consumer Discretionary	11.8
Industrials	11.2
Energy	6.9
Health Care	6.0
Consumer Staples	5.9
Short-Term Investments and Other	5.7

4 OAKMARK FUNDS

Oakmark Fund  December 31, 2016

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com

Kevin Grant, CFA

Portfolio Manager

oakmx@oakmark.com

The Oakmark Fund returned 8% during the fourth quarter of 2016, hitting an all-time high NAV and bringing the calendar year to a gain of 18%. These strong results were ahead of the S&P 5001, which was up 4% for the fourth quarter and up 12% for the calendar year. We are very pleased that recent performance showed a substantial reversal from the results reported to you following the fourth quarter of 2015. At that time, we reiterated confidence in our time-tested philosophy, investment process and research team. A big part of our process involves having the patience to wait for the gap between a company's intrinsic value and its stock price to close. While that gap had been frustratingly large over the past couple of years, we maintained high portfolio weightings in the out-of-favor financials, information technology, and energy sectors. At the beginning of 2016, over 60% of the Fund's equity assets were invested in these three sectors, and our long time horizon allowed us to maintain these high conviction levels throughout the year.

Our best contributing sectors for the fourth quarter were financials and industrials. Bank of America and Goldman Sachs were the best individual contributors, returning 42% and 49%, respectively, for the quarter, and the financials sector as a whole returned 19%. Our lowest contributing sectors for the quarter were consumer staples and health care, but our exposure to those sectors was lower than the S&P 500's weightings. Our worst individual securities for the quarter were News Corp and Diageo. For the calendar year, financials and information technology were the best contributing sectors, and our best individual securities were Apache and Cummins (up 46% and 61%, respectively). Our lowest contributing sectors for the calendar year were consumer staples and consumer discretionary (down 1% and up 3%, respectively), and our worst contributing securities for the calendar year were Liberty Interactive QVC and Fiat Chrysler (down 27% and 22%, respectively). Liberty Interactive QVC saw some uncharacteristic product-related revenue pressure, and Fiat Chrysler faced near-term headwinds from currencies and emerging markets. During the quarter, we added new positions in AutoNation, Baxter International and HCA Holdings (see below), and we eliminated positions in Applied Materials, Principal Financial and T. Rowe Price.

AutoNation, Inc. (AN-$49)

AutoNation is the largest automotive retailer in the U.S. The company owns and operates 371 new vehicle franchises through 261 stores, located predominantly in major metropolitan markets. The stock was down 18% in 2016 because investors were disappointed by the company's earnings and were fearful that the auto cycle had reached its peak. The soft earnings were caused by brand-building investments, disruptions from a Takata airbag recall and poor performance in Texas. We are confident that these are short-term setbacks and that AutoNation will be able to rebound. In our view, the brand and franchise remain strong, and the company's CEO, Mike Jackson, is a proven operator and superb capital allocator. Since Jackson became CEO in 1999, he has opportunistically used share repurchases to reduce the share base by 75%, contributing to a total return to shareholders of 346% (versus 144% for the S&P 500). We believe that paying 11x depressed earnings for an industry leader with such a strong track record is a compelling investment.

Baxter International Inc. (BAX-$45)

Baxter is a collection of disparate health care businesses, which include dialysis consumables, intravenous solutions and surgical sealants. These businesses represent what was left at Baxter following the spinoff of Baxalta in mid-2015. The businesses hadn't been run optimally, and at the time of the spin were only producing 9% margins, which represents less than half of the levels we believe to be achievable. Baxter hired outsider Jose Almeida as CEO in late 2015. Oakmark Fund shareholders might fondly remember Almeida from his successful tenure as CEO of our long-time holding Covidien, where he fixed (and eventually sold) a collection of health care assets that had been spun out from Tyco International. We believe Almeida has the right skill set to improve Baxter's margins and portfolio of assets, and that the company is selling at a large discount to intrinsic value.

HCA Holdings, Inc. (HCA-$74)

HCA is the largest operator of for-profit hospitals and related health care services in the U.S. The company benefits from scale and size advantages, an attractive geographic footprint in higher growth markets, best-in-class management and governance, and an equity-friendly approach to capital allocation. We expect HCA to grow operating income in the mid-single digits and grow EPS5 in the low-double digits over time. Hospital stocks sold off following the presidential election due to concerns that the benefits from health care reform will be lost. We believe that HCA's share price discounts the effects of repealing the Affordable Care Act. Accordingly, the shares are selling below our estimate of intrinsic value.

Oakmark.com 5

Oakmark Fund  December 31, 2016 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 94.3%
FINANCIALS - 27.8%
BANKS - 10.9%
Citigroup, Inc. Diversified Banks	9,630	$572,311
Bank of America Corp. Diversified Banks	21,300	470,730
JPMorgan Chase & Co. Diversified Banks	5,115	441,373
Wells Fargo & Co. Diversified Banks	5,110	281,612
		1,766,026
DIVERSIFIED FINANCIALS - 10.0%
Capital One Financial Corp. Consumer Finance	4,463	389,335
State Street Corp. Asset Management & Custody Banks	4,700	365,284
Bank of New York Mellon Corp. Asset Management & Custody Banks	6,320	299,424
Ally Financial, Inc. Consumer Finance	15,674	298,119
The Goldman Sachs Group, Inc. Investment Banking & Brokerage	1,105	264,592
		1,616,754
INSURANCE - 6.9%
American International Group, Inc. Multi-line Insurance	6,980	455,864
Aflac, Inc. Life & Health Insurance	4,910	341,736
Aon PLC Insurance Brokers	2,790	311,169
		1,108,769
		4,491,549
INFORMATION TECHNOLOGY - 24.7%
SOFTWARE & SERVICES - 13.8%
Alphabet, Inc., Class C (a) Internet Software & Services	651	502,652
Visa, Inc., Class A Data Processing & Outsourced Services	5,085	396,732
MasterCard, Inc., Class A Data Processing & Outsourced Services	3,770	389,252
Automatic Data Processing, Inc. Data Processing & Outsourced Services	3,420	351,508
Oracle Corp. Systems Software	8,765	337,014
Microsoft Corp. Systems Software	3,890	241,725
		2,218,883
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.5%
Texas Instruments, Inc. Semiconductors	5,120	$373,606
Intel Corp. Semiconductors	10,155	368,322
QUALCOMM, Inc. Semiconductors	4,745	309,374
		1,051,302
TECHNOLOGY HARDWARE & EQUIPMENT - 4.4%
Apple, Inc. Technology Hardware, Storage & Peripherals	3,187	369,118
TE Connectivity, Ltd. Electronic Manufacturing Services	4,936	341,942
		711,060
		3,981,245
CONSUMER DISCRETIONARY - 11.8%
AUTOMOBILES & COMPONENTS - 4.2%
General Motors Co. Automobile Manufacturers	7,650	266,526
Fiat Chrysler Automobiles N.V. Automobile Manufacturers	23,160	211,220
Harley-Davidson, Inc. Motorcycle Manufacturers	3,502	204,307
		682,053
MEDIA - 2.4%
Comcast Corp., Class A Cable & Satellite	2,944	203,297
News Corp., Class A Publishing	16,691	191,275
		394,572
CONSUMER DURABLES & APPAREL - 2.0%
Whirlpool Corp. Household Appliances	1,730	314,462
RETAILING - 1.9%
Liberty Interactive Corp. QVC Group, Class A (a) Internet Retail	12,491	249,568
AutoNation, Inc. (a) Automotive Retail	1,154	56,119
		305,687
CONSUMER SERVICES - 1.3%
MGM Resorts International (a) Casinos & Gaming	7,000	201,810
		1,898,584

6 OAKMARK FUNDS

Oakmark Fund  December 31, 2016 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 94.3% (continued)
INDUSTRIALS - 11.2%
CAPITAL GOODS - 8.9%
General Electric Co. Industrial Conglomerates	14,250	$450,300
Parker-Hannifin Corp. Industrial Machinery	2,439	341,497
Caterpillar, Inc. Construction Machinery & Heavy Trucks	3,500	324,590
Cummins, Inc. Construction Machinery & Heavy Trucks	2,320	317,074
		1,433,461
TRANSPORTATION - 2.3%
FedEx Corp. Air Freight & Logistics	1,980	368,676
		1,802,137
ENERGY - 6.9%
Apache Corp. Oil & Gas Exploration & Production	6,940	440,475
Anadarko Petroleum Corp. Oil & Gas Exploration & Production	5,100	355,623
National Oilwell Varco, Inc. Oil & Gas Equipment & Services	4,429	165,818
Halliburton Co. Oil & Gas Equipment & Services	2,881	155,833
		1,117,749
HEALTH CARE - 6.0%
HEALTH CARE EQUIPMENT & SERVICES - 5.2%
UnitedHealth Group, Inc. Managed Health Care	2,195	351,288
Baxter International, Inc. Health Care Equipment	4,600	203,964
HCA Holdings, Inc. (a) Health Care Facilities	2,200	162,844
Medtronic PLC Health Care Equipment	1,640	116,817
		834,913
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.8%
Sanofi (b) Pharmaceuticals	3,170	128,195
		963,108
CONSUMER STAPLES - 5.9%
FOOD, BEVERAGE & TOBACCO - 4.0%
Nestlé SA (b) Packaged Foods & Meats	4,565	327,493
Diageo PLC (b) Distillers & Vintners	3,100	322,214
		649,707
	Shares	Value
HOUSEHOLD & PERSONAL PRODUCTS - 1.9%
Unilever PLC (b) Personal Products	7,563	$307,814
		957,521
TOTAL COMMON STOCKS - 94.3% (COST $9,724,331)		15,211,893
	Par Value	Value
SHORT TERM INVESTMENTS - 5.6%
U.S. GOVERNMENT BILLS - 3.7%
United States Treasury Bills, 0.41% - 0.48%, due 01/12/17 - 01/26/17 (c) (Cost $599,869)	$600,000	599,869
REPURCHASE AGREEMENT - 1.9%
Fixed Income Clearing Corp. Repurchase Agreement, 0.10% dated 12/30/16 due 01/03/17, repurchase price $304,306, collateralized by a United States Treasury Bond, 3.125%, due 02/15/43, value plus accrued interest of $310,391 (Cost: $304,302)	304,302	304,302
TOTAL SHORT TERM INVESTMENTS - 5.6% (COST $904,171)		904,171
TOTAL INVESTMENTS - 99.9% (COST $10,628,502)		16,116,064
Foreign Currencies (Cost $0) - 0.0% (d)		0 (e)
Other Assets In Excess of Liabilities - 0.1%		10,251
TOTAL NET ASSETS - 100.0%		$16,126,315

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(d)  Amount rounds to less than 0.1%.

(e)  Amount rounds to less than 1,000.

Oakmark.com 7

Oakmark Select Fund  December 31, 2016

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/96 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 12/31/16)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Select Fund (Investor Class)	10.30%	15.31%	8.66%	16.35%	7.50%	12.81%	11/01/96
S&P 500 Index	3.82%	11.96%	8.87%	14.66%	6.95%	7.91%
Lipper Multi-Cap Value Funds Index[6]	7.56%	16.34%	6.87%	14.04%	5.16%	7.60%
Oakmark Select Fund (Advisor Class)	N/A	N/A	N/A	N/A	N/A	2.67%*	11/30/16
Oakmark Select Fund (Institutional Class)	N/A	N/A	N/A	N/A	N/A	2.67%*	11/30/16
Oakmark Select Fund (Service Class)	10.24%	14.96%	8.33%	16.00%	7.20%	9.39%	12/31/99

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* Returns Since Inception for the Advisor Class and the Institutional Class are not annualized.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Alphabet Inc., Class C	7.8
CBRE Group, Inc., Class A	6.6
General Electric Co.	6.1
TE Connectivity, Ltd.	5.8
Citigroup, Inc.	5.7
Bank of America Corp.	5.3
Apache Corp.	5.1
American International Group, Inc.	4.7
Harley-Davidson, Inc.	4.5
JPMorgan Chase & Co.	4.5
FUND STATISTICS
Ticker*	OAKLX
Inception*	11/01/96
Number of Equity Holdings	20
Net Assets	$5.5 billion
Benchmark	S&P 500 Index
Weighted Average Market Cap	$129.7 billion
Median Market Cap	$33.3 billion
Portfolio Turnover (for the 12-months ended 09/30/16)	38%
Expense Ratio - Investor Class (as of 09/30/16)*	0.98%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

SECTOR ALLOCATION	% of Net Assets
Financials	31.5
Information Technology	24.6
Consumer Discretionary	15.3
Energy	9.3
Real Estate	6.6
Industrials	6.1
Short-Term Investments and Other	6.6

8 OAKMARK FUNDS

Oakmark Select Fund  December 31, 2016

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oaklx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oaklx@oakmark.com

Win Murray

Portfolio Manager

oaklx@oakmark.com

The Oakmark Select Fund increased 10% for the quarter, compared to 4% for the S&P 5001 Index. For all of calendar 2016, the Fund increased 15%, compared to a 12% gain for the S&P 500 Index. We're happy to highlight that the Fund hit a new all-time high adjusted NAV this quarter.

As you can see from those numbers, more than all of our 2016 outperformance came from the strong fourth calendar quarter. As always, we invest the Fund's assets where we believe the market is presenting the most compellingly valued opportunities, and thus were 32% weighted in financials and 0% weighted in health care and consumer staples at the start of the fourth quarter. Although those weightings were responsible for some of the Fund's relative underperformance throughout most of 2016, these sector weights proved hugely beneficial in the most recent quarter, producing over 450 basis points of relative performance versus the S&P 500 Index. Our top individual performers for the quarter, each up by at least 20%, were Fiat Chrysler (up 40%) and four financial companies (led by Bank of America, up 42%). Our biggest detractors, FNF Group and Intel, were each only down single-digit percentages.

For calendar 2016, our top performers were Chesapeake Energy (stock and bonds) and LinkedIn. While LinkedIn was bought out soon after our initial purchase, we still own Chesapeake and believe that it remains a very attractive investment, despite its strong performance in 2016. Our largest detractors in the calendar year were Liberty Interactive QVC and CBRE Group. We believe both stocks remain undervalued, and we still own stakes in both companies.

We continue to believe that financial stocks are quite undervalued as well. During the quarter we made a new investment in Ally Financial. Ally was founded nearly a century ago as General Motors Acceptance Corporation. Its purpose then was to provide financing to GM dealers and retail customers. Today, Ally is no longer owned by GM. It serves a wide variety of dealers (including Ford, Chrysler and Toyota), and it is carefully building a consumer franchise. In our view, investors are myopically concerned that the auto business is at a cyclical peak. U.S. auto sales are near record levels, and credit losses are below long-term averages. Some believe Ally's earnings have nowhere to go but down. We believe cyclical pressures will be more than offset by continued internal improvements, such as funding cost reductions (low-cost online deposits grew 19% in the third quarter of 2016) and improving the capital structure. With Ally's stock trading at roughly 68% of tangible book value, we believe Ally is a compelling addition to the Oakmark Select Fund. We didn't eliminate any positions during the quarter and exit 2016 with 20 investments in the portfolio.

Thank you, our fellow shareholders, for your continued investment in our Fund. Best wishes for a happy and prosperous 2017.

Oakmark.com 9

Oakmark Select Fund  December 31, 2016 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 93.4%
FINANCIALS - 31.5%
BANKS - 15.5%
Citigroup, Inc. Diversified Banks	5,312	$315,692
Bank of America Corp. Diversified Banks	13,301	293,943
JPMorgan Chase & Co. Diversified Banks	2,868	247,480
		857,115
INSURANCE - 8.7%
American International Group, Inc. Multi-line Insurance	3,995	260,926
FNF Group Property & Casualty Insurance	6,446	218,913
		479,839
DIVERSIFIED FINANCIALS - 7.3%
Capital One Financial Corp. Consumer Finance	2,485	216,783
Ally Financial, Inc. Consumer Finance	10,000	190,200
		406,983
		1,743,937
INFORMATION TECHNOLOGY - 24.6%
SOFTWARE & SERVICES - 16.0%
Alphabet, Inc., Class C (a) Internet Software & Services	557	429,633
MasterCard, Inc., Class A Data Processing & Outsourced Services	2,359	243,567
Oracle Corp. Systems Software	5,567	214,051
		887,251
TECHNOLOGY HARDWARE & EQUIPMENT - 5.8%
TE Connectivity, Ltd. Electronic Manufacturing Services	4,623	320,277
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.8%
Intel Corp. Semiconductors	4,237	153,676
		1,361,204
CONSUMER DISCRETIONARY - 15.3%
AUTOMOBILES & COMPONENTS - 8.8%
Harley-Davidson, Inc. Motorcycle Manufacturers	4,300	250,862
Fiat Chrysler Automobiles N.V. Automobile Manufacturers	26,134	238,343
		489,205
CONSUMER SERVICES - 3.4%
MGM Resorts International (a) Casinos & Gaming	6,500	187,395
	Shares	Value
RETAILING - 3.1%
Liberty Interactive Corp. QVC Group, Class A (a) Internet Retail	8,459	$169,008
		845,608
ENERGY - 9.3%
Apache Corp. Oil & Gas Exploration & Production	4,421	280,601
Chesapeake Energy Corp. (a) Oil & Gas Exploration & Production	32,840	230,540
		511,141
REAL ESTATE - 6.6%
CBRE Group, Inc., Class A (a) Real Estate Services	11,648	366,780
INDUSTRIALS - 6.1%
CAPITAL GOODS - 6.1%
General Electric Co. Industrial Conglomerates	10,718	338,689
TOTAL COMMON STOCKS - 93.4% (COST $3,322,960)		5,167,359
	Par Value	Value
SHORT TERM INVESTMENTS - 6.3%
REPURCHASE AGREEMENT - 6.3%
Fixed Income Clearing Corp. Repurchase Agreement, 0.10% dated 12/30/16 due 01/03/17, repurchase price $344,702, collateralized by a United States Treasury Bond, 3.375%, due 05/15/44, value plus accrued interest of $351,596 (Cost: $344,698)	$344,698	344,698
TOTAL SHORT TERM INVESTMENTS - 6.3% (COST $344,698)		344,698
TOTAL INVESTMENTS - 99.7% (COST $3,667,658)		5,512,057
Other Assets In Excess of Liabilities - 0.3%		19,358
TOTAL NET ASSETS - 100.0%		$5,531,415

(a)  Non-income producing security

10 OAKMARK FUNDS

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Oakmark.com 11

Oakmark Equity and Income Fund  December 31, 2016

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/95 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 12/31/16)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Equity and Income Fund (Investor Class)	4.98%	10.97%	4.22%	8.93%	6.64%	10.20%	11/01/95
Lipper Balanced Funds Index	0.68%	7.20%	4.60%	8.32%	5.01%	6.71%
S&P 500 Index	3.82%	11.96%	8.87%	14.66%	6.95%	8.59%
Barclays U.S. Govt./Credit Index	-3.39%	3.05%	3.04%	2.29%	4.40%	5.31%
Oakmark Equity and Income Fund (Advisor Class)	N/A	N/A	N/A	N/A	N/A	1.53%*	11/30/16
Oakmark Equity and Income Fund (Institutional Class)	N/A	N/A	N/A	N/A	N/A	1.53%*	11/30/16
Oakmark Equity and Income Fund (Service Class)	4.87%	10.63%	3.89%	8.59%	6.29%	8.46%	07/12/00

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* Returns Since Inception for the Advisor Class and the Institutional Class are not annualized.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Bank of America Corp.	4.5
General Motors Co.	4.4
TE Connectivity, Ltd.	3.2
Foot Locker, Inc.	2.8
Nestlé ADR	2.8
Oracle Corp.	2.7
Dover Corp.	2.6
CVS Health Corp.	2.4
MasterCard, Inc., Class A	2.3
UnitedHealth Group, Inc.	2.2
FUND STATISTICS
Ticker*	OAKBX
Inception*	11/01/95
Number of Equity Holdings	44
Net Assets	$16.1 billion
Benchmark	Lipper Balanced Funds Index
Weighted Average Market Cap	$75.8 billion
Median Market Cap	$16.6 billion
Portfolio Turnover (for the 12-months ended 09/30/16)	18%
Expense Ratio - Investor Class (as of 09/30/16)*	0.79%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

SECTOR ALLOCATION	% of Net Assets
Equity Investments
Financials	16.6
Consumer Discretionary	11.8
Consumer Staples	8.5
Information Technology	8.3
Industrials	7.1
Health Care	3.6
Energy	2.7
Real Estate	1.5
Materials	0.7
Total Equity Investments	60.8
Fixed Income Investments
Corporate Bonds	13.3
Government and Agency Securities	8.7
Convertible Bond	0.1
Total Fixed Income Investments	22.1
Short-Term Investments and Other	17.1

12 OAKMARK FUNDS

Oakmark Equity and Income Fund  December 31, 2016

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager

oakbx@oakmark.com

M. Colin Hudson, CFA

Portfolio Manager

oakbx@oakmark.com

Edward J. Wojciechowski, CFA

Portfolio Manager

oakbx@oakmark.com

Investor Objectives

Why do you invest at all? What financial goals do you have? What do you want your money to enable in your life? If you are a regular reader of the financial press, you might conclude that most investors in funds or investing products do so to satisfy a competitive desire to "beat the market." Although interesting, we do not believe that this description is accurate. At Oakmark, we have many years of experience working with individual investors, and beating the market rarely shows up on their list of desires. Instead, investors express goals in terms of sustaining a specific lifestyle, affording certain purchases or gifts, or simply providing considerable economic security for themselves and their significant others.

But, you may ask, does "beating the market" play a part in satisfying the kind of financial goals described above? The answer is, "Not really." The market itself is an abstraction generally expressed in the form of an index (e.g., the S&P 5001). Whatever the particular merits of any index, it is only relevant as a measure of value at a particular moment in time for a particular group of businesses. That group of businesses may itself be relevant to you as an investor, but its current price simply identifies what investors in the aggregate are willing to pay for this group. Even in the case of the total market index, which attempts to measure the price of all extant public securities, you still do not have something that is undeniably relevant to the individual investor if the index itself contains many mispriced securities. And, of course, sometimes "beating the market" simply means losing less than the market index—an outcome that few investors find truly satisfying.

We believe that investors should focus first and foremost on their own financial goals and then choose an investment approach that best marries the possibility of meeting those objectives with the investor's personality traits. Most important of these is the investor's ability to tolerate price volatility. Investors with little volatility tolerance should choose an asset allocation and investment managers that have a track record of relatively low volatility. Conversely, investors with great tolerance for volatility can choose an aggressive asset allocation and more volatile funds or instruments. But, in our view, the most important decision for the investor is the appropriate asset allocation. Once that is achieved, the investor must periodically monitor allocations and rebalance when necessary.

The Equity and Income Fund helps manage the asset allocation decision for its clients. We rebalance the Fund based on our understanding of market valuations—within the limits stated in our prospectus, of course. When bond prices are high, as they have been for several years, we own less of them. As interest rates rise and bond prices fall, we increase our fixed income allocation. We do not claim to be able to customize the allocation to the needs of each individual, but history demonstrates that a portfolio allocated to approximately 60% equities and 40% fixed income instruments should satisfy most investors' desire for solid returns and relatively low volatility.

Even if an investor finds a sensible investment approach and the proper asset allocation, he/she still needs to guard against making emotional investment decisions. "Investor share" is a metric that measures the proportion of a mutual fund's return that investors actually capture, and although this proportion varies from fund to fund, it is oftentimes far below 100%. This typically happens when investors arrive at a fund after it has enjoyed a strong period and then leave when volatility strikes. To avoid this outcome, each quarter we try to communicate clearly what occurred with the portfolio and add to investors' understanding of our thinking. We also provide many other resources on our website that explain the Fund's and the firm's investment philosophy.

In closing this section, we should note that the Equity and Income Fund has done well versus the market since its inception 20+ years ago, but this has been accomplished through its focus on price and value. Outperformance has been an outcome but not a prime objective. We believe that our investors should also focus on developing a portfolio that is right for them and their financial needs. If those needs are being satisfied, one can let the market take care of itself.

A Very Different Year

Last year we began this letter by noting how 2015 had been a "very narrow year." 2016 was anything but! In 2015, a small group of stocks provided the bulk of the market's return, whereas 2016's participation was quite broad. In 2016, the path was far from straight, however. The year began with the worst start ever for U.S. equities, and by mid-February investors wondered whether a new bear market had begun. The markets quickly stabilized and reversed course at that point, however, with the S&P 500 producing positive returns in all but one month, beginning in March. Last year we wrote that "the defining event of the quarter (in financial terms) was the Federal Reserve's decision to increase short term interest rates." Most economists forecasted that the Fed would raise rates several times in 2016, but this was not to be. In fact, we could be writing once again that the defining event of the current quarter was the Fed's decision to increase interest rates for the first time this year, but for the fact of another event—the election. Few pundits projected the election outcome correctly, and fewer still predicted the market's reaction. Since the election, stocks (as represented by the S&P 500) have returned 5% while bonds (as measured by the 10-year U.S. Treasury) have lost 5%. Within the stock market, previously shunned sectors (e.g., financials) have enjoyed new popularity while high-yielding issues have experienced diminished investor interest.

Oakmark.com 13

Oakmark Equity and Income Fund  December 31, 2016

Portfolio Manager Commentary (continued)

The Equity and Income Fund earned 5% in the quarter, which contrasts to a 1% gain for the Lipper Balanced Fund Index7, the Fund's performance benchmark. For calendar 2016 as a whole, the Fund gained 11%, compared to 7% for the Lipper Index. As always, we are pleased to report that the annualized compound rate of return since the Fund's inception in 1995 is 10% while the corresponding return to the Lipper Index is 7%.

The largest contributors to portfolio return in the quarter were Bank of America, General Motors, Baker Hughes, TD Ameritrade and Comerica. CVS Health, Nestlé, Diageo, FNF Group and Philip Morris International detracted most. It is interesting that the Fund's three consumer staples holdings with dominant international franchises detracted significantly in what was a strong period in the U.S. This reflected dollar strength, comparatively poor results in non-U.S. markets and a general move away from consumer staples stocks. For all of calendar 2016, Bank of America, Glencore, UnitedHealth Group, Dover and Comerica led the contributors while CVS Health, BorgWarner, HSN, Goldman Sachs (sold) and Oceaneering International (sold) detracted most from return.

Transaction Activity

Our transaction activity was modest in the quarter, at least in terms of new equity names or eliminations, which equaled one of each. Relative to fixed income, we increased the Fund's corporate bond allocation as interest rates rose during the quarter. These purchases, however, had only a modest impact on portfolio duration, the measure of sensitivity to changes in interest rates. Should interest rates continue to drift upward, we will consider increasing portfolio duration.

The new equity purchase is VWR Corporation, the second largest distributor of laboratory equipment and supplies. Laboratory equipment is a fragmented industry, both in terms of manufacturers and distributors. Of the few larger distributors, VWR stands out for being manufacturer-agnostic because it does not manufacture branded product itself. This position can be advantageous when looking to make "tuck-in" acquisitions of smaller industry players, and growth through acquisitions is an important strategy for VWR. In our opinion, VWR is undervalued given its high returns, low capital requirements and solid cash generation.

The one elimination was Manitowoc Foodservice, the spinoff from Manitowoc Company. When we purchased the pre-spinoff company, we did so believing that the two divisions were separable and that the two parts were worth more than the combined whole. As it happened, company management came to share this point of view and split the company into two parts in March 2016. The Foodservice piece has enjoyed a strong reception in the market and attained our sell target late in the year.

As always, we thank our fellow shareholders for investing in the Equity and Income Fund.

14 OAKMARK FUNDS

Oakmark Equity and Income Fund  December 31, 2016 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 60.8%
FINANCIALS - 16.6%
BANKS - 8.4%
Bank of America Corp. Diversified Banks	32,674	$722,095
Citigroup, Inc. Diversified Banks	3,856	229,168
Comerica, Inc. Diversified Banks	2,460	167,551
Wells Fargo & Co. Diversified Banks	2,471	136,160
U.S. Bancorp Diversified Banks	1,877	96,406
		1,351,380
DIVERSIFIED FINANCIALS - 4.8%
Bank of New York Mellon Corp. Asset Management & Custody Banks	5,171	245,005
TD Ameritrade Holding Corp. Investment Banking & Brokerage	5,596	243,980
Ally Financial, Inc. Consumer Finance	8,955	170,318
State Street Corp. Asset Management & Custody Banks	1,551	120,559
		779,862
INSURANCE - 3.4%
Principal Financial Group, Inc. Life & Health Insurance	4,377	253,253
FNF Group Property & Casualty Insurance	6,360	215,979
Reinsurance Group of America, Inc. Reinsurance	655	82,460
		551,692
		2,682,934
CONSUMER DISCRETIONARY - 11.8%
AUTOMOBILES & COMPONENTS - 7.2%
General Motors Co. Automobile Manufacturers	20,307	707,510
BorgWarner, Inc. Auto Parts & Equipment	7,250	285,944
Lear Corp. Auto Parts & Equipment	1,316	174,256
		1,167,710
RETAILING - 3.1%
Foot Locker, Inc. Apparel Retail	6,369	451,499
HSN, Inc. Internet Retail	1,588	54,451
		505,950
	Shares	Value
CONSUMER DURABLES & APPAREL - 1.2%
Kate Spade & Co. (a) Apparel, Accessories & Luxury Goods	6,869	$128,242
Carter's, Inc. Apparel, Accessories & Luxury Goods	664	57,389
		185,631
CONSUMER SERVICES - 0.3%
MGM Resorts International (a) Casinos & Gaming	1,424	41,060
		1,900,351
CONSUMER STAPLES - 8.5%
FOOD, BEVERAGE & TOBACCO - 6.1%
Nestlé SA (b) Packaged Foods & Meats	6,207	445,254
Philip Morris International, Inc. Tobacco	3,092	282,860
Diageo PLC (b) Distillers & Vintners	2,441	253,764
		981,878
FOOD & STAPLES RETAILING - 2.4%
CVS Health Corp. Drug Retail	4,911	387,555
		1,369,433
INFORMATION TECHNOLOGY - 8.3%
SOFTWARE & SERVICES - 5.1%
Oracle Corp. Systems Software	11,522	443,013
MasterCard, Inc., Class A Data Processing & Outsourced Services	3,602	371,938
		814,951
TECHNOLOGY HARDWARE & EQUIPMENT - 3.2%
TE Connectivity, Ltd. Electronic Manufacturing Services	7,493	519,108
		1,334,059
INDUSTRIALS - 7.1%
CAPITAL GOODS - 5.6%
Dover Corp. Industrial Machinery	5,513	413,059
Flowserve Corp. Industrial Machinery	3,291	158,139
Oshkosh Corp. Construction Machinery & Heavy Trucks	1,884	121,745
Rockwell Automation, Inc. Electrical Components & Equipment	901	121,049
WESCO International, Inc. (a) Trading Companies & Distributors	682	45,361
The Manitowoc Co., Inc. (a) Construction Machinery & Heavy Trucks	6,243	37,332
		896,685

Oakmark.com 15

Oakmark Equity and Income Fund  December 31, 2016 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 60.8% (continued)
INDUSTRIALS - 7.1% (continued)
TRANSPORTATION - 1.2%
Union Pacific Corp. Railroads	1,944	$201,554
COMMERCIAL & PROFESSIONAL SERVICES - 0.3%
Herman Miller, Inc. Office Services & Supplies	1,246	42,609
		1,140,848
HEALTH CARE - 3.6%
HEALTH CARE EQUIPMENT & SERVICES - 3.2%
UnitedHealth Group, Inc. Managed Health Care	2,261	361,921
HCA Holdings, Inc. (a) Health Care Facilities	2,186	161,785
		523,706
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.4%
VWR Corp. (a) Life Sciences Tools & Services	2,641	66,094
		589,800
ENERGY - 2.7%
Baker Hughes, Inc. Oil & Gas Equipment & Services	3,820	248,158
National Oilwell Varco, Inc. Oil & Gas Equipment & Services	4,865	182,142
		430,300
REAL ESTATE - 1.5%
The Howard Hughes Corp. (a) Real Estate Development	429	48,933
Gaming and Leisure Properties, Inc. Specialized REIT's	1,833	56,114
Jones Lang LaSalle, Inc. Real Estate Services	1,316	132,970
		238,017
MATERIALS - 0.7%
Glencore PLC	35,440	121,136
Diversified Metals & Mining
TOTAL COMMON STOCKS - 60.8% (COST $5,830,727)		9,806,878
	Par Value	Value
FIXED INCOME - 22.1%
CORPORATE BONDS - 13.3%
General Motors Co., 4.875%, due 10/02/23	$41,400	43,398
Omega Healthcare Investors, Inc., 5.875%, due 03/15/24	39,292	40,534
Capital One NA / Mclean VA, 1.85%, due 09/13/19	39,255	38,809
	Par Value	Value
Zimmer Biomet Holdings, Inc., 1.45%, due 04/01/17	$37,671	$37,680
The William Carter Co., 5.25%, due 08/15/21	35,137	36,411
Ultra Petroleum Corp., 144A, 5.75%, due 12/15/18 (c) (d)	37,809	35,162
Kraft Heinz Foods Co., 2.00%, due 07/02/18	34,173	34,181
Bank of America Corp., 1.95%, due 05/12/18	31,675	31,719
Credit Suisse Group AG, 144A, 7.50% (c) (e) (f)	30,000	31,387
Omnicom Group, Inc., 3.625%, due 05/01/22	30,425	31,247
1011778 BC ULC / New Red Finance, Inc., 144A, 6.00%, due 04/01/22 (c)	29,500	30,827
General Motors Co., 3.50%, due 10/02/18	29,525	30,113
JPMorgan Chase & Co., 2.972%, due 01/15/23	29,765	29,665
Toyota Motor Credit Corp., 1.45%, due 01/12/18	29,495	29,504
Expedia, Inc., 5.00%, due 02/15/26	28,360	29,236
Citigroup, Inc., 1.70%, due 04/27/18	29,020	28,956
CBRE Services, Inc., 5.00%, due 03/15/23	25,239	26,036
E*TRADE Financial Corp., 5.375%, due 11/15/22	24,308	25,723
CBRE Services, Inc., 5.25%, due 03/15/25	24,930	25,707
Glencore Canada Corp., 5.50%, due 06/15/17	25,290	25,696
Boston Scientific Corp., 5.125%, due 01/12/17	24,913	24,932
Credit Suisse Group Funding Guernsey, Ltd., 3.125%, due 12/10/20	25,000	24,922
Penn National Gaming, Inc., 5.875%, due 11/01/21	23,704	24,711
Credit Suisse New York, 1.75%, due 01/29/18	24,700	24,651
Weyerhaeuser Co. REIT, 6.95%, due 08/01/17	22,722	23,363
Anthem, Inc., 5.875%, due 06/15/17	22,388	22,841
Anthem, Inc., 2.375%, due 02/15/17	22,690	22,715
Universal Health Services, Inc., 144A, 4.75%, due 08/01/22 (c)	22,300	22,579
Activision Blizzard, Inc., 144A, 6.125%, due 09/15/23 (c)	20,525	22,457
McKesson Corp., 1.40%, due 03/15/18	22,100	22,010
The Howard Hughes Corp., 144A, 6.875%, due 10/01/21 (c)	20,765	21,882
Pentair Finance SA, 2.90%, due 09/15/18	21,630	21,880

16 OAKMARK FUNDS

Oakmark Equity and Income Fund  December 31, 2016 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 22.1% (continued)
CORPORATE BONDS - 13.3% (continued)
Tyco Electronics Group SA, 6.55%, due 10/01/17	$21,061	$21,846
JPMorgan Chase & Co., 1.70%, due 03/01/18	21,596	21,594
International Game Technology PLC, 144A, 6.50%, due 02/15/25 (c)	19,600	21,021
Electronic Arts, Inc., 4.80%, due 03/01/26	19,655	20,812
JPMorgan Chase & Co., 2.112%, due 10/24/23 (e)	19,910	20,308
Centene Corp., 4.75%, due 05/15/22	20,084	20,285
JPMorgan Chase Bank NA, 1.359%, due 06/14/17 (e)	19,750	19,771
Lam Research Corp., 2.75%, due 03/15/20	19,660	19,701
CBRE Services, Inc., 4.875%, due 03/01/26	19,665	19,594
Scientific Games International, Inc., 10.00%, due 12/01/22	19,665	19,567
CVS Health Corp., 4.00%, due 12/05/23	18,198	19,174
Ultra Petroleum Corp., 144A, 6.125%, due 10/01/24 (c) (d)	19,665	18,485
AT&T, Inc., 5.00%, due 03/01/21	16,710	17,972
Lear Corp., 4.75%, due 01/15/23	17,411	17,759
S&P Global, Inc., 4.00%, due 06/15/25	17,150	17,620
Dollar General Corp., 4.125%, due 07/15/17	17,095	17,343
Ventas Realty LP / Ventas Capital Corp. REIT, 2.00%, due 02/15/18	15,876	15,909
Aon Corp., 5.00%, due 09/30/20	14,745	15,884
International Game Technology PLC, 144A, 6.25%, due 02/15/22 (c)	14,800	15,873
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 144A, 5.45%, due 06/15/23 (c)	14,725	15,619
Zayo Group LLC / Zayo Capital, Inc., 6.00%, due 04/01/23	14,745	15,335
Electronic Arts, Inc., 3.70%, due 03/01/21	14,740	15,239
American International Group, Inc., 3.30%, due 03/01/21	14,665	15,021
Live Nation Entertainment, Inc., 144A, 4.875%, due 11/01/24 (c)	14,935	14,972
Kinetic Concepts, Inc., 12.50%, due 11/01/19	14,360	14,970
Abbott Laboratories, 2.35%, due 11/22/19	14,935	14,953
Abbott Laboratories, 2.90%, due 11/30/21	14,935	14,892
Schlumberger Holdings Corp., 144A, 2.35%, due 12/21/18 (c)	14,740	14,862
	Par Value	Value
Credit Suisse Group Funding Guernsey, Ltd., 3.80%, due 06/09/23	$14,750	$14,734
Citigroup, Inc., 3.40%, due 05/01/26	15,000	14,575
The Priceline Group, Inc., 3.60%, due 06/01/26	14,730	14,568
Omega Healthcare Investors, Inc., 4.375%, due 08/01/23	14,625	14,482
Mead Johnson Nutrition Co., 4.125%, due 11/15/25	13,955	14,267
The Goldman Sachs Group, Inc., 2.35%, due 11/15/21	14,616	14,200
Citigroup, Inc., 4.05%, due 07/30/22	13,338	13,805
WESCO Distribution, Inc., 144A, 5.375%, due 06/15/24 (c)	13,675	13,709
GLP Capital, LP / GLP Financing II, Inc., 5.375%, due 11/01/23	12,000	12,840
Universal Health Services, Inc., 144A, 5.00%, due 06/01/26 (c)	12,805	12,485
BorgWarner, Inc., 4.625%, due 09/15/20	10,810	11,389
Citigroup, Inc., 6.125%, due 11/21/17	10,180	10,573
Moody's Corp., 4.50%, due 09/01/22	9,820	10,525
GLP Capital, LP / GLP Financing II, Inc., 4.875%, due 11/01/20	10,000	10,500
MSCI, Inc., 144A, 5.25%, due 11/15/24 (c)	9,905	10,400
International Game Technology PLC, 144A, 5.625%, due 02/15/20 (c)	9,800	10,339
Schlumberger Holdings Corp., 144A, 4.00%, due 12/21/25 (c)	9,830	10,302
Six Flags Entertainment Corp., 144A, 5.25%, due 01/15/21 (c)	9,970	10,194
Omega Healthcare Investors, Inc. REIT, 5.25%, due 01/15/26	9,835	10,104
CNO Financial Group, Inc., 4.50%, due 05/30/20	9,830	10,076
Tyco Electronics Group SA, 3.70%, due 02/15/26	9,830	10,035
Wells Fargo Bank NA, 1.80%, due 11/28/18	9,900	9,896
Wells Fargo Bank NA, 2.15%, due 12/06/19	9,900	9,894
Chevron Corp., 1.365%, due 03/02/18	9,835	9,825
National Oilwell Varco, Inc., 1.35%, due 12/01/17	9,844	9,806
Ally Financial, Inc., 5.50%, due 02/15/17	9,365	9,400
Sirius XM Radio, Inc., 144A, 5.25%, due 08/15/22 (c)	8,895	9,251
S&P Global, Inc., 144A, 2.95%, due 01/22/27 (c)	9,810	9,172
Wells Fargo & Co., 2.117%, due 10/31/23 (e)	8,603	8,709
The Bear Stearns Cos. LLC, 4.65%, due 07/02/18	8,205	8,533

Oakmark.com 17

Oakmark Equity and Income Fund  December 31, 2016 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 22.1% (continued)
CORPORATE BONDS - 13.3% (continued)
E*TRADE Financial Corp., 4.625%, due 09/15/23	$7,865	$8,022
Actavis Funding SCS, 1.30%, due 06/15/17	7,727	7,723
Lear Corp., 5.375%, due 03/15/24	7,372	7,713
HCA, Inc., 5.00%, due 03/15/24	7,465	7,680
CVS Health Corp., 5.00%, due 12/01/24	6,880	7,532
CVS Health Corp., 4.75%, due 12/01/22	6,880	7,471
Scientific Games International, Inc., 144A, 7.00%, due 01/01/22 (c)	6,885	7,384
Concho Resources, Inc., 5.50%, due 10/01/22	6,980	7,233
Universal Health Services, Inc., 144A, 3.75%, due 08/01/19 (c)	6,970	7,005
Mead Johnson Nutrition Co., 3.00%, due 11/15/20	6,885	6,971
The Goldman Sachs Group, Inc., 2.30%, due 12/13/19	6,970	6,962
Stanley Black & Decker, Inc., 2.451%, due 11/17/18	6,875	6,934
Level 3 Financing, Inc., 5.125%, due 05/01/23	6,895	6,921
Bank of America Corp., 2.151%, due 11/09/20	6,970	6,879
Principal Life Global Funding II, 144A, 2.375%, due 11/21/21 (c)	6,970	6,874
Credit Suisse Group AG, 144A, 6.25% (c) (e) (f)	7,000	6,812
Kraft Heinz Foods Co., 144A, 4.875%, due 02/15/25 (c)	6,260	6,753
Wolverine World Wide, Inc., 144A, 5.00%, due 09/01/26 (c)	6,870	6,612
Fidelity National Financial, Inc., 6.60%, due 05/15/17	6,446	6,556
The Manitowoc Co., Inc., 144A, 12.75%, due 08/15/21 (c)	5,935	6,543
Yum! Brands, Inc., 3.875%, due 11/01/23	6,329	6,060
Quintiles IMS, Inc., 144A, 5.00%, due 10/15/26 (c)	6,000	6,015
CNO Financial Group, Inc., 5.25%, due 05/30/25	5,895	5,888
Oceaneering International, Inc., 4.65%, due 11/15/24	5,895	5,815
Manitowoc Foodservice, Inc., 9.50%, due 02/15/24	4,915	5,665
Glencore Finance Canada, Ltd., 144A, 3.60%, due 01/15/17 (c)	5,590	5,593
Quest Diagnostics, Inc., 4.70%, due 04/01/21	5,128	5,504
Ally Financial, Inc., 2.75%, due 01/30/17	5,500	5,501
Avnet, Inc., 4.875%, due 12/01/22	5,290	5,500
	Par Value	Value
EMI Music Publishing Group North America Holdings, Inc., 144A, 7.625%, due 06/15/24 (c)	$4,910	$5,303
ConocoPhillips Co., 4.20%, due 03/15/21	4,915	5,221
GLP Capital, LP / GLP Financing II, Inc., 4.375%, due 11/01/18	5,000	5,173
Bank of America Corp., 4.45%, due 03/03/26	5,000	5,153
Foot Locker, Inc., 8.50%, due 01/15/22	4,340	5,089
Capital One NA, 2.35%, due 08/17/18	5,000	5,029
The Goldman Sachs Group, Inc., 1.586%, due 05/22/17 (e)	5,000	5,008
Express Scripts Holding Co., 3.30%, due 02/25/21	4,915	5,007
General Motors Financial Co., Inc., 3.10%, due 01/15/19	4,915	4,967
Penske Truck Leasing Co., LP/PTL Finance Corp., 144A, 3.75%, due 05/11/17 (c)	4,920	4,958
Bank of America Corp., 3.875%, due 03/22/17	4,915	4,943
AbbVie, Inc., 1.80%, due 05/14/18	4,937	4,941
Schlumberger Holdings Corp., 144A, 1.90%, due 12/21/17 (c)	4,915	4,933
American Express Credit Corp., 1.875%, due 11/05/18	4,915	4,922
Berkshire Hathaway, Inc., 2.75%, due 03/15/23	4,915	4,897
Lam Research Corp., 2.80%, due 06/15/21	4,910	4,884
Reinsurance Group of America, Inc., 3.95%, due 09/15/26	4,905	4,853
Dana, Inc., 6.00%, due 09/15/23	3,925	4,097
GLP Capital, LP / GLP Financing II, Inc., 5.375%, due 04/15/26	3,925	4,093
HCA, Inc., 3.75%, due 03/15/19	3,965	4,074
Scripps Networks Interactive, Inc., 2.80%, due 06/15/20	3,930	3,939
Zimmer Biomet Holdings, Inc., 3.15%, due 04/01/22	3,810	3,800
Omnicom Group, Inc., 6.25%, due 07/15/19	2,950	3,256
MSCI, Inc., 144A, 5.75%, due 08/15/25 (c)	2,950	3,134
Dollar Tree, Inc., 5.75%, due 03/01/23	2,950	3,123
MGM Growth Properties Operating Partnership LP / MGP Escrow Co-Issuer, Inc., 144A, 5.625%, due 05/01/24 (c)	2,945	3,085
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 144A, 4.42%, due 06/15/21 (c)	2,940	3,042
The Goldman Sachs Group, Inc., 2.64%, due 10/28/27 (e)	2,975	3,033

18 OAKMARK FUNDS

Oakmark Equity and Income Fund  December 31, 2016 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 22.1% (continued)
CORPORATE BONDS - 13.3% (continued)
Avnet, Inc., 3.75%, due 12/01/21	$2,985	$3,003
eBay, Inc., 2.50%, due 03/09/18	2,945	2,971
American Express Credit Corp., 2.60%, due 09/14/20	2,945	2,970
Medtronic, Inc., 1.50%, due 03/15/18	2,950	2,950
MSCI, Inc., 144A, 4.75%, due 08/01/26 (c)	2,940	2,925
CVS Health Corp., 2.25%, due 08/12/19	2,884	2,900
CHS/Community Health Systems, Inc., 6.875%, due 02/01/22	3,920	2,724
Anthem, Inc., 1.875%, due 01/15/18	2,710	2,711
Ventas Realty , LP REIT, 3.125%, due 06/15/23	2,490	2,444
CHS/Community Health Systems, Inc., 8.00%, due 11/15/19	2,940	2,440
Citigroup, Inc., 2.05%, due 12/07/18	2,098	2,098
S&P Global, Inc., 4.40%, due 02/15/26	1,970	2,084
Live Nation Entertainment, Inc., 144A, 5.375%, due 06/15/22 (c)	2,000	2,070
HCA, Inc., 4.25%, due 10/15/19	1,990	2,070
The Gap, Inc., 5.95%, due 04/12/21	1,965	2,068
GLP Capital, LP / GLP Financing II, Inc., 4.375%, due 04/15/21	1,965	2,039
S&P Global, Inc., 3.30%, due 08/14/20	1,970	2,009
CDW LLC / CDW Finance Corp., 5.00%, due 09/01/23	1,990	1,992
S&P Global, Inc., 2.50%, due 08/15/18	1,970	1,986
Goldman Sachs Group, Inc., 2.625%, due 04/25/21	2,000	1,985
Tempur Sealy International, Inc., 5.50%, due 06/15/26	1,965	1,975
Thermo Fisher Scientific, Inc., 3.00%, due 04/15/23	1,970	1,936
Voya Financial, Inc., 3.65%, due 06/15/26	1,960	1,916
Post Holdings, Inc., 144A, 5.00%, due 08/15/26 (c)	2,000	1,915
Zimmer Biomet Holdings, Inc., 2.00%, due 04/01/18	1,815	1,817
Wachovia Corp., 5.75%, due 02/01/18	1,197	1,248
Post Holdings, Inc., 144A, 6.75%, due 12/01/21 (c)	1,000	1,067
Dollar Tree, Inc., 5.25%, due 03/01/20	1,000	1,030
	Par Value	Value
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 144A, 5.00%, due 06/01/24 (c)	$1,000	$1,021
Tribune Media Co., 5.875%, due 07/15/22	1,000	1,016
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 144A, 5.25%, due 06/01/26 (c)	1,000	1,015
The Goldman Sachs Group, Inc., 2.875%, due 02/25/21	1,000	1,005
The Goldman Sachs Group, Inc., 2.55%, due 10/23/19	980	987
Ventas Realty, LP REIT, 3.50%, due 02/01/25	1,000	985
Aflac, Inc., 2.875%, due 10/15/26	980	939
Post Holdings, Inc., 144A, 7.75%, due 03/15/24 (c)	500	555
Total Corporate Bonds (Cost $2,117,307)		2,142,847
GOVERNMENT AND AGENCY SECURITIES - 8.7%
U.S. GOVERNMENT NOTES - 8.4%
1.25%, due 07/15/20, Inflation Indexed	465,299	491,418
1.375%, due 07/15/18, Inflation Indexed	420,907	436,773
2.125%, due 01/15/19, Inflation Indexed	224,472	237,177
1.25%, due 11/30/18	73,725	73,832
1.875%, due 11/30/21	49,785	49,651
2.125%, due 01/31/21	24,570	24,897
1.75%, due 10/31/20	24,570	24,619
0.75%, due 06/30/17	24,585	24,597
		1,362,964
U.S. GOVERNMENT AGENCIES - 0.3%
Federal National Mortgage Association, 1.25%, due 09/27/18	24,680	24,691
Federal Farm Credit Banks, 1.68%, due 08/16/21	17,165	16,628
		41,319
Total Government and Agency Securities (Cost $1,356,919)		1,404,283
CONVERTIBLE BOND - 0.1%
Chesapeake Energy Corp., 144A, 5.50%, due 09/15/26 (c) (Cost $9,623)	9,940	10,760
TOTAL FIXED INCOME - 22.1% (COST $3,483,849)		3,557,890
SHORT TERM INVESTMENTS - 17.5%
COMMERCIAL PAPER - 12.9%
Toyota Motor Credit Corp., 0.52% - 0.78%, due 01/09/17 - 02/03/17 (g)	373,675	373,552

Oakmark.com 19

Oakmark Equity and Income Fund  December 31, 2016 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT TERM INVESTMENTS - 17.5% (continued)
COMMERCIAL PAPER - 12.9% (continued)
MetLife Short Term Funding LLC, 144A, 0.58% - 0.78%, due 01/05/17 - 02/02/17 (c) (g)	$363,000	$362,872
General Mills, Inc., 144A, 0.66% - 0.93%, due 01/03/17 - 01/27/17 (c) (g)	328,250	328,173
Kraft Food Group, Inc., 144A, 0.91% - 1.17%, due 01/03/17 - 02/06/17 (c) (g)	282,850	282,720
BMW US Capital LLC, 144A, 0.48% - 0.71%, due 01/03/17 - 01/20/17 (c) (g)	247,475	247,450
American Honda Finance Corp., 0.61% - 0.76%, due 01/09/17 - 02/16/17 (g)	188,845	188,747
Schlumberger Holdings Corp., 144A, 1.02% - 1.17%, due 02/02/17 - 03/01/17 (c) (g)	149,500	149,297
Anthem, Inc., 144A, 0.91% - 0.96%, due 01/17/17 - 02/14/17 (c) (g)	99,700	99,619
John Deere Capital Co., 144A, 0.62%, due 01/06/17 (c) (g)	50,000	49,996
Total Commercial Paper (Cost $2,082,426)		2,082,426
REPURCHASE AGREEMENT - 3.4%
Fixed Income Clearing Corp. Repurchase Agreement, 0.10% dated 12/30/16 due 01/03/17, repurchase price $550,237, collateralized by United States Treasury Bonds, 3.375% - 3.625%, due 08/15/43 - 05/15/44, aggregate value plus accrued interest of $561,237 (Cost: $550,231)	550,231	550,231
U.S. GOVERNMENT BILLS - 0.6%
United States Treasury Bill, 0.46%, due 02/16/17 (g) (Cost $99,442)	99,500	99,442
CORPORATE BONDS - 0.6%
Bank of America Corp., 1.70%, due 08/25/17	41,521	41,576
Citigroup, Inc., 1.35%, due 03/10/17	22,893	22,898
The Bear Stearns Cos. LLC, 5.55%, due 01/22/17	13,678	13,713
Capital One Bank USA NA, 1.20%, due 02/13/17	5,350	5,350
	Par Value	Value
Kraft Heinz Foods Co., 2.25%, due 06/05/17	$4,030	$4,043
Total Corporate Bonds (Cost $87,594)		87,580
TOTAL SHORT TERM INVESTMENTS - 17.5% (COST $2,819,693)		2,819,679
TOTAL INVESTMENTS - 100.4% (COST $12,134,269)		16,184,447
Foreign Currencies (Cost $0) - 0.0% (h)		0	(i)
Liabilities In Excess of Other Assets - (0.4)%		(63,800)
NET ASSETS - 100.0%		$16,120,647

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  These restricted securities may be resold subject to restrictions on resale under federal securities laws.

(d)  Security is in default.

(e)  Floating Rate Note. Rate shown is as of December 31, 2016.

(f)  Security is perpetual and has no stated maturity date.

(g)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(h)  Amount rounds to less than 0.1%.

(i)  Amount rounds to less than $1,000.

Abbreviations:

  REIT: Real Estate Investment Trust

20 OAKMARK FUNDS

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Oakmark.com 21

Oakmark Global Fund  December 31, 2016

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/04/99 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 12/31/16)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Global Fund (Investor Class)	7.63%	4.65%	1.24%	10.83%	4.65%	9.91%	08/04/99
MSCI World Index	1.86%	7.51%	3.80%	10.41%	3.83%	3.98%
Lipper Global Funds Index[10]	2.03%	7.64%	3.39%	10.00%	3.73%	4.75%
Oakmark Global Fund (Advisor Class)	N/A	N/A	N/A	N/A	N/A	3.12%*	11/30/16
Oakmark Global Fund (Institutional Class)	N/A	N/A	N/A	N/A	N/A	3.12%*	11/30/16
Oakmark Global Fund (Service Class)	7.53%	4.32%	0.87%	10.46%	4.28%	10.01%	10/10/01

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* Returns Since Inception for the Advisor Class and the Institutional Class are not annualized.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
CNH Industrial NV	5.1
Lloyds Banking Group PLC	4.9
Bank of America Corp.	4.5
Credit Suisse Group AG	4.3
TE Connectivity, Ltd.	4.3
General Motors Co.	4.1
Allianz SE	4.1
Citigroup, Inc.	4.0
Alphabet Inc., Class C	4.0
Daimler AG	3.9
FUND STATISTICS
Ticker*	OAKGX
Inception*	08/04/99
Number of Equity Holdings	35
Net Assets	$2.5 billion
Benchmark	MSCI World Index
Weighted Average Market Cap	$78.6 billion
Median Market Cap	$28.4 billion
Portfolio Turnover (for the 12-months ended 09/30/16)	32%
Expense Ratio - Investor Class (as of 09/30/16)*	1.17%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

SECTOR ALLOCATION	% of Net Assets
Financials	27.2
Information Technology	22.2
Consumer Discretionary	21.0
Industrials	16.3
Materials	5.3
Consumer Staples	2.3
Energy	1.9
Health Care	1.0
Short-Term Investments and Other	2.8
GEOGRAPHIC ALLOCATION
% of Equity
North America	44.0
United States	44.0
Europe	39.7
U.K.	15.1
Switzerland	12.2
Germany*	10.8
Netherlands*	1.6
% of Equity
Asia	10.8
Japan	7.0
China	2.4
South Korea	1.4
Australasia	3.2
Australia	3.2
Latin America	2.3
Mexico	2.3

*  Euro currency countries comprise 12.4% of equity investments

22 OAKMARK FUNDS

Oakmark Global Fund  December 31, 2016

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakgx@oakmark.com

Clyde S. McGregor, CFA

Portfolio Manager

oakgx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oakgx@oakmark.com

Jason E. Long, CFA

Portfolio Manager

oakgx@oakmark.com

A Populism-Inspired Market?

In writing these reports we probably should not ask questions for which we do not know the answer, and we do not in fact know whether political populism has inspired recent stock market gains. Although many prognosticators warned that political trends in 2016 would be problematic for securities markets, in this event stock markets have proven to be quite resilient. As is often said, "correlation does not imply causation," and this could be true here. Perhaps the reaction in the U.S. speaks most clearly to this issue. As the votes were being tallied on election night in November, the overnight futures market indicated that an extreme drop would occur when the market opened on Wednesday. But when the opening bell rang, all was far more orderly, and the market eventually rose significantly during the day. We do not know what to expect with the new administration, but it should be interesting. We do worry that U.S. investors have become too optimistic concerning the possibilities for tax and regulatory relief. We are especially glad to see the effect this optimism has had on the Fund's financial holdings, however. (See the next section for a more detailed discussion)

The Oakmark Global Fund's three-month return was 8%, which compares to the 2% return in the period for both the MSCI World Index9 and the Lipper Global Fund Index10. For all of calendar 2016, the Fund gained 5%, which contrasts to 8% for both the MSCI World Index and the Lipper Global Fund Index. Since inception in 1999, the Fund has achieved a compound annual rate of return of 10%, which compares to 4% for the MSCI World Index and 5% for the Lipper Global Fund Index.

The U.S., United Kingdom and Switzerland contributed most to the Fund's return in the quarter while Mexico and China detracted from its return. It is probably easiest to explain the weakness in the Mexican stock market after the U.S. election, given the president-elect's promises to implement new tariffs. The five largest contributors to the Fund's return in the quarter were Bank of America (U.S.), CNH Industrial (U.K.), Citigroup (U.S.), Incitec Pivot (Australia) and Credit Suisse (Switzerland). The Fund holdings that detracted most were Tenet Healthcare (U.S.), Grupo Televisa (Mexico), Baidu (China), Diageo (U.K.) and Hirose (Japan).

The calendar year saw the U.S., the U.K. and South Korea contributing most to investment return while Switzerland, France and Australia detracted most. The leading contributors were CNH Industrial, Bank of America, LinkedIn (U.S.—sold), Itron (U.S.) and Union Pacific (U.S.). The largest detractors were Credit Suisse, Tenet Healthcare, BNP Paribas (France—sold), Incitec Pivot and Grupo Televisa.

Financial Recovery

We have written much in 2016 concerning the financials sector, both because of the Global Fund's large industry allocation and because of the sector's extreme price volatility. By the middle of February, banking industry stocks in both Europe and the U.S. had suffered double-digit price declines as investors fretted over ever-intensifying regulation and subpar economic growth. In the second quarter, U.K. and European bank stock prices plunged after the Brexit vote. The third quarter witnessed a crisis of confidence over Deutsche Bank as investors considered the possibility of contagion from that institution's travails. And for much of the year the world has seen a new phenomenon: negative yields on as much as $13 trillion in outstanding debt (primarily sovereign).

In the fourth quarter, however, the financials sector enjoyed a substantial price recovery. U.S. bank stocks ended the year with positive returns, and European and Japanese shares showed double-digit gains in the second half. What has happened to promote this outcome? To quote the December 30 Financial Times, "One of the main causes for optimism is the prospect of higher interest rates as policy gears are seen switching from monetary to fiscal measures in the coming year. Rising long-term bond yields help banks by boosting their net interest margin—the difference between the rates on their borrowing and lending."11 Another important factor is the perception that the regulatory environment has stopped worsening. It appears that most of the significant bad behavior penalties have now been assessed and that capital ratios are firmly established. Were corporate tax rates to be reduced in the U.S., banks may even start earning more than their cost of capital. We are not so optimistic as to predict that our financial holdings will return to their pre-2008 profitability levels, but at current share prices we believe that the sector is still attractive.

Portfolio Activity

We initiated one new position in the quarter and eliminated one holding. Both issues are U.K.-domiciled entities. We sold our holding in Smiths Group, a conglomerate active in seals (primarily for the oil and gas sector), healthcare, detection and connectors. Smiths' new management team had a strong first year at the helm, highlighted by margin improvement at the detection division, the announced acquisition of Safran's Morpho detection business and a significant de-risking of its U.K. pension plan. We view these developments favorably, as do other investors, and the share price has risen nearly 50% in local currency. However, this increased price more closely

Oakmark.com 23

Oakmark Global Fund  December 31, 2016

Portfolio Manager Commentary (continued)

reflects our view of the business' intrinsic value and thus we've found more attractive investment alternatives.

Our "new" purchase is actually a return engagement: Travis Perkins. Travis is the largest supplier of building materials in the U.K., serving both the trade market via its Travis Perkins brand as well as the do-it-yourself market via its Wickes brand. The share price came under considerable pressure following the U.K.'s vote to leave the European Union, which we believe provides us with an attractive entry point. Brexit will likely result in a period of slower near-term demand for Travis Perkins, but over the medium term we believe that demand for building materials in the U.K. will grow due to structural shortages of housing stock and infrastructure. We expect Travis will continue to gain market share, given its leading brands and best in class management team.

Although we have repeatedly trimmed U.S. holdings in 2016, the stronger relative performance of U.S. markets has had the effect of keeping the country weight steady. The Fund remains underweight the U.S. relative to its position in the MSCI World Index, and this difference has become more pronounced with the differential in returns in 2016. As always, we do not invest with the benchmark in mind and instead go where we find the most attractive, undervalued equities. Switzerland, the U.K. and Germany are overweight in the Fund versus the index.

Currency Hedges

While the Swiss franc and Australian dollar weakened versus the U.S. dollar during the quarter, we continue to believe they are overvalued. As a result, we defensively hedged a portion of the Fund's exposure. Approximately 24% of the Swiss franc and 10% of the Australian dollar were hedged at quarter-end.

Thank you for being our partners in the Oakmark Global Fund. Please feel free to contact us with your questions or comments.

24 OAKMARK FUNDS

Oakmark Global Fund  December 31, 2016 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 97.2%
FINANCIALS - 27.2%
BANKS - 13.4%
Lloyds Banking Group PLC (United Kingdom) Diversified Banks	154,493	$119,017
Bank of America Corp. (United States) Diversified Banks	5,041	111,395
Citigroup, Inc. (United States) Diversified Banks	1,652	98,196
		328,608
DIVERSIFIED FINANCIALS - 9.7%
Credit Suisse Group AG (Switzerland) Diversified Capital Markets	7,299	104,718
Julius Baer Group, Ltd. (Switzerland) Asset Management & Custody Banks	1,821	80,861
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	8,434	51,979
		237,558
INSURANCE - 4.1%
Allianz SE (Germany) Multi-line Insurance	605	100,036
		666,202
INFORMATION TECHNOLOGY - 22.2%
SOFTWARE & SERVICES - 12.3%
Alphabet, Inc., Class C (United States) (a) Internet Software & Services	126	97,295
MasterCard, Inc., Class A (United States) Data Processing & Outsourced Services	767	79,151
Oracle Corp. (United States) Systems Software	1,763	67,780
Baidu, Inc. (China) (a) (b) Internet Software & Services	353	58,004
		302,230
TECHNOLOGY HARDWARE & EQUIPMENT - 9.9%
TE Connectivity, Ltd. (United States) Electronic Manufacturing Services	1,508	104,474
Itron, Inc. (United States) (a) Electronic Equipment & Instruments	652	41,003
Hirose Electric Co., Ltd. (Japan) Electronic Components	298	36,971
Samsung Electronics Co., Ltd. (South Korea) Technology Hardware, Storage & Peripherals	23	34,897
OMRON Corp. (Japan) Electronic Components	618	23,696
		241,041
		543,271
	Shares	Value
CONSUMER DISCRETIONARY - 21.0%
AUTOMOBILES & COMPONENTS - 10.3%
General Motors Co. (United States) Automobile Manufacturers	2,919	$101,695
Daimler AG (Germany) Automobile Manufacturers	1,296	96,471
Toyota Motor Corp. (Japan) Automobile Manufacturers	910	53,570
		251,736
MEDIA - 6.6%
The Interpublic Group of Cos., Inc. (United States) Advertising	3,089	72,317
Grupo Televisa SAB (Mexico) (b) Broadcasting	2,593	54,176
Live Nation Entertainment, Inc. (United States) (a) Movies & Entertainment	1,382	36,749
		163,242
RETAILING - 2.1%
CarMax, Inc. (United States) (a) Automotive Retail	788	50,752
CONSUMER DURABLES & APPAREL - 2.0%
Cie Financiere Richemont SA (Switzerland) Apparel, Accessories & Luxury Goods	756	50,083
		515,813
INDUSTRIALS - 16.3%
CAPITAL GOODS - 13.7%
CNH Industrial N.V. (United Kingdom) Agricultural & Farm Machinery	14,327	124,651
MTU Aero Engines AG (Germany) Aerospace & Defense	537	62,009
Travis Perkins PLC (United Kingdom) Trading Companies & Distributors	3,341	59,787
USG Corp. (United States) (a) Building Products	1,846	53,324
Koninklijke Philips N.V. (Netherlands) Industrial Conglomerates	1,222	37,315
		337,086
TRANSPORTATION - 2.6%
Union Pacific Corp. (United States) Railroads	605	62,716
		399,802
MATERIALS - 5.3%
Incitec Pivot, Ltd. (Australia) Diversified Chemicals	29,170	75,783
LafargeHolcim, Ltd. (Switzerland) Construction Materials	1,035	54,527
		130,310

Oakmark.com 25

Oakmark Global Fund  December 31, 2016 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
Common Stocks - 97.2% (continued)
CONSUMER STAPLES - 2.3%
FOOD, BEVERAGE & TOBACCO - 2.3%
Diageo PLC (United Kingdom) Distillers & Vintners	2,170	$56,438
ENERGY - 1.9%
National Oilwell Varco, Inc. (United States) Oil & Gas Equipment & Services	1,251	46,822
HEALTH CARE - 1.0%
HEALTH CARE EQUIPMENT & SERVICES - 1.0%
Tenet Healthcare Corp. (United States) (a) Health Care Facilities	1,729	25,659
TOTAL COMMON STOCKS - 97.2% (COST $1,920,337)		2,384,317
	Par Value	Value
SHORT TERM INVESTMENT - 2.6%
REPURCHASE AGREEMENT - 2.6%
Fixed Income Clearing Corp. Repurchase Agreement, 0.10% dated 12/30/16 due 01/03/17, repurchase price $64,796, collateralized by a United States Treasury Bond, 3.375%, due 05/15/44, value plus accrued interest of $66,093 (Cost: $64,795)	$64,795	64,795
TOTAL SHORT TERM INVESTMENTS - 2.6% (COST $64,795)		64,795
TOTAL INVESTMENTS - 99.8% (COST $1,985,132)		2,449,112
Foreign Currencies (Cost $0) - 0.0% (c)		0 (d)
Other Assets In Excess of Liabilities - 0.2%		3,727
TOTAL NET ASSETS - 100.0%		$2,452,839

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  Amount rounds to less than 0.1%.

(d)  Amount rounds to less than $1,000.

26 OAKMARK FUNDS

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Oakmark.com 27

Oakmark Global Select Fund  December 31, 2016

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 10/02/06 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 12/31/16)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	Since Inception	Inception Date
Oakmark Global Select Fund (Investor Class)	7.43%	9.93%	4.72%	13.75%	8.01%	10/02/06
MSCI World Index	1.86%	7.51%	3.80%	10.41%	4.53%
Lipper Global Funds Index[10]	2.03%	7.64%	3.39%	10.00%	4.46%
Oakmark Global Select Fund (Advisor Class)	N/A	N/A	N/A	N/A	2.56%*	11/30/16
Oakmark Global Select Fund (Institutional Class)	N/A	N/A	N/A	N/A	2.56%*	11/30/16

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* Returns Since Inception for the Advisor Class and the Institutional Class are not annualized.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Bank of America Corp.	6.8
Alphabet Inc., Class C	6.3
CNH Industrial NV	5.8
Credit Suisse Group AG	5.8
American International Group, Inc.	5.5
Apache Corp.	5.5
General Electric Co.	5.4
TE Connectivity, Ltd.	5.3
Citigroup, Inc.	5.1
Daimler AG	5.0
FUND STATISTICS
Ticker*	OAKWX
Inception*	10/02/06
Number of Equity Holdings	20
Net Assets	$2.2 billion
Benchmark	MSCI World Index
Weighted Average Market Cap	$121.3 billion
Median Market Cap	$60.3 billion
Portfolio Turnover (for the 12-months ended 09/30/16)	17%
Expense Ratio - Investor Class (as of 09/30/16)*	1.15%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

SECTOR ALLOCATION	% of Net Assets
Financials	28.3
Information Technology	23.7
Consumer Discretionary	13.5
Industrials	13.1
Consumer Staples	5.9
Energy	5.5
Materials	4.6
Short-Term Investments and Other	5.4
GEOGRAPHIC ALLOCATION
% of Equity
North America	51.7
United States	51.7
Europe	44.9
Switzerland	17.9
U.K.	15.0
France*	6.7
Germany*	5.3
% of Equity
Asia	3.4
South Korea	3.4

*  Euro currency countries comprise 12.0% of equity investments

28 OAKMARK FUNDS

Oakmark Global Select Fund  December 31, 2016

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakwx@oakmark.com

David G. Herro, CFA

Portfolio Manager

oakwx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oakwx@oakmark.com

Eric Liu, CFA

Portfolio Manager

oakwx@oakmark.com

The Oakmark Global Select Fund returned 7% for the quarter ended December 31, 2016, outperforming the MSCI World Index's9 2% return. For the calendar year, the Fund returned 10%, outperforming the MSCI World Index's return of 8%. The Fund has returned an average of 8% per year since its inception in October 2006, outperforming the MSCI World Index's annualized gain of 5% over the same period.

Bank of America, one of the biggest U.S. banks, was the largest contributor to performance for the quarter, returning 42%. Bank of America's share price reacted positively to third-quarter results that showed strong capital market performance and healthy loan and deposit growth. The election of Donald Trump further boosted Bank of America's stock price amid investors' expectations that a Trump administration would lead to less regulation. Additionally, the president-elect has promised to boost economic growth, which should allow for interest rates to return to more normalized levels and benefit companies in the financials sector. We believe an improving interest rate environment, along with additional expense reductions and continued share repurchases, will drive strong EPS5 growth over the next several years. At its current price, we believe Bank of America remains undervalued.

Danone, one of the largest dairy food producers and bottled water suppliers in the world, was the largest detractor for the quarter, declining 14%. Danone's third-quarter results were weaker than expected given continued destocking in both its Waters and Early Life Nutrition segments. The Waters division is suffering from oversupply as growth normalizes in China. Early Life Nutrition has been hurt by regulatory changes in China since distribution is shifting from indirect to direct. We believe both divisions will continue to be weak in the short term. Additionally, Danone is in the process of acquiring WhiteWave, a U.S.-based dairy food producer, and investors reacted negatively to WhiteWave's third-quarter results, which fell short of expectations. We continue to believe the strategic rationale behind the WhiteWave acquisition is sound. It will enable Danone to integrate fast-growing brands and gain leverage with retailers, which should lead to improved competitive positioning. In December, Danone amended fiscal-year guidance by lowering organic growth but increasing operating margins. The organic growth shortfall is due to weakness in its European Fresh Dairy division, attributed to a shortfall in the Activia relaunch. Management believes a more tailored approach on a country-by-country basis should remedy the shortfall. Although Danone faces some near-term headwinds, we believe it remains an attractive investment for our shareholders.

During the quarter we sold our positions in Daiwa Securities Group and JPMorgan Chase and purchased two new names: Lloyds Banking Group and Citigroup. We have been following Lloyds for some time, and the U.K.'s recent decision to withdraw from the European Union translated to a decline in Lloyds' share price. In our estimation, this price drop greatly exceeded any actual loss of intrinsic value of the company, and we believe Lloyds is undervalued relative to its normalized earnings power. Citigroup's global franchise gives it a unique advantage because it has more than twice as many country banking licenses as its closest competitor. This unique global reach is an attractive asset and difficult to replicate in today's regulatory environment. We believe Citigroup has substantial excess capital, which—combined with its significant deferred tax assets—should give the management team many opportunities to increase shareholder value.

Geographically, 52% of the Fund's holdings were invested in U.S.-domiciled companies as of December 31, while approximately 45% were allocated to equities in Europe and 3% in South Korea.

Although the Swiss franc weakened versus the U.S. dollar during the quarter, we continue to believe the currency is overvalued. As a result, approximately 23% of the Swiss franc exposure was hedged at quarter end.

We would like to thank our shareholders for continuing to support us and our value investing philosophy. We wish you all a happy and prosperous new year!

Oakmark.com 29

Oakmark Global Select Fund  December 31, 2016 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 94.6%
FINANCIALS - 28.3%
BANKS - 17.0%
Bank of America Corp. (United States) Diversified Banks	6,737	$148,887
Citigroup, Inc. (United States) Diversified Banks	1,881	111,788
Lloyds Banking Group PLC (United Kingdom) Diversified Banks	141,558	109,053
		369,728
DIVERSIFIED FINANCIALS - 5.8%
Credit Suisse Group AG (Switzerland) Diversified Capital Markets	8,758	125,650
INSURANCE - 5.5%
American International Group, Inc. (United States) Multi-line Insurance	1,847	120,628
		616,006
INFORMATION TECHNOLOGY - 23.7%
SOFTWARE & SERVICES - 15.2%
Alphabet, Inc., Class C (United States) (a) Internet Software & Services	176	136,130
MasterCard, Inc., Class A (United States) Data Processing & Outsourced Services	972	100,328
Oracle Corp. (United States) Systems Software	2,450	94,202
		330,660
TECHNOLOGY HARDWARE & EQUIPMENT - 8.5%
TE Connectivity, Ltd. (United States) Electronic Manufacturing Services	1,654	114,582
Samsung Electronics Co., Ltd. (South Korea) Technology Hardware, Storage & Peripherals	47	69,989
		184,571
		515,231
CONSUMER DISCRETIONARY - 13.5%
CONSUMER DURABLES & APPAREL - 8.5%
Cie Financiere Richemont SA (Switzerland) Apparel, Accessories & Luxury Goods	1,559	103,291
Kering (France) Apparel, Accessories & Luxury Goods	367	82,313
		185,604
AUTOMOBILES & COMPONENTS - 5.0%
Daimler AG (Germany) Automobile Manufacturers	1,468	109,305
		294,909
	Shares	Value
INDUSTRIALS - 13.1%
CAPITAL GOODS - 11.2%
CNH Industrial N.V. (United Kingdom) Agricultural & Farm Machinery	14,531	$126,418
General Electric Co. (United States) Industrial Conglomerates	3,750	118,500
		244,918
TRANSPORTATION - 1.9%
Kuehne + Nagel International AG (Switzerland) Marine	306	40,421
		285,339
CONSUMER STAPLES - 5.9%
FOOD, BEVERAGE & TOBACCO - 5.9%
Diageo PLC (United Kingdom) Distillers & Vintners	2,789	72,535
Danone SA (France) Packaged Foods & Meats	879	55,675
		128,210
ENERGY - 5.5%
Apache Corp. (United States) Oil & Gas Exploration & Production	1,890	119,958
MATERIALS - 4.6%
LafargeHolcim, Ltd. (Switzerland) Construction Materials	1,900	100,117
TOTAL COMMON STOCKS - 94.6% (COST $1,808,219)		2,059,770
	Par Value	Value
SHORT TERM INVESTMENTS - 4.9%
REPURCHASE AGREEMENT - 4.9%
Fixed Income Clearing Corp. Repurchase Agreement, 0.10% dated 12/30/16 due 01/03/17, repurchase price $107,243, collateralized by a United States Treasury Bond, 3.625%, due 08/15/43, value plus accrued interest of $109,392 (Cost: $107,242)	$107,242	107,242
TOTAL SHORT TERM INVESTMENTS - 4.9% (COST $107,242)		107,242
TOTAL INVESTMENTS - 99.5% (COST $1,915,461)		2,167,012
Foreign Currencies (Cost $0) - 0.0% (b)		0 (c)
Other Assets In Excess of Liabilities - 0.5%		10,898
TOTAL NET ASSETS - 100.0%		$2,177,910

(a)  Non-income producing security

(b)  Amount rounds to less than 0.1%.

(c)  Amount rounds to less than $1,000.

30 OAKMARK FUNDS

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Oakmark.com 31

Oakmark International and Oakmark  December 31, 2016
International Small Cap Funds

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com

oakex@oakmark.com

oakgx@oakmark.com

oakwx@oakmark.com

Fellow Investors,

Despite a year that opened extremely weak and could be defined as one which had sharp downward price movements throughout the year, our international and global investment strategies were able to increase value. For the fourth quarter of 2016, both the Oakmark International Fund and the Oakmark International Small Cap Fund built on the strong absolute and relative performance of the third quarter. Please see individual Fund letters for details on performance.

Conventional Wisdom Is Often Incorrect

Going into 2016, our international and global strategies were generally overweight where we found value, particularly with stocks in the financials, industrials, consumer discretionary and materials sectors. We were tremendously underweight in the sectors that were viewed as "safe," such as utilities and consumer staples. We were positioned as such because of valuation differentials. For example, many of the financial stocks in our portfolios were selling at single-digit P/E12 ratios and below their book value.

Because of low/negative interest rates and increasing loan losses in the energy sector, conventional wisdom and many pundits believed that earnings of these companies would be decimated. In fact, there was no wide-spread earnings destruction at all, and because various banks and financials were able to grow their loan books, cut expenses and increase fees, some earnings growth occurred.

We believed that the market would eventually re-price financial businesses once it became quite clear that earnings in this sector were far more resilient than feared. And they did.

It is important to note that simultaneously, the U.S. Federal Reserve began to increase interest rates, which provided better lending spreads and an additional boost to the income statements of commercial banks.

It Is Possible to OVERPAY for Insurance

When one considers the valuation spread between the consumer discretionary and industrials sectors versus consumer staples, it was obvious to us that investors were over-paying for perceived safety. Daimler, a vehicle manufacturer, offers one example. At one point during the year, Daimler traded at just over seven times forward earnings (one year out) with a well-covered 5+% dividend yield. This compared to some companies in the consumer staples sector that traded at over 20 times forward earnings.

From a fundamental value perspective, the valuation spread between the various types of businesses was just too large and presented an exploitable investment opportunity. As value investors, this is our key task: to focus on the fundamental drivers of long-term cash flows and see through the haze generated by market pundits, who are overly influenced by geopolitical events such as referendums and other elections. We seek to advantage our shareholders by making investment decisions based on a company's ability to generate and sustain a growing cash flow, as opposed to looking for "safe" stocks.

Our view is that these types of macro events continually move share prices. There is never a break from them. We strive to seize opportunities when prices move far greater than our estimate of intrinsic value, which is often the case and was very evident in 2016.

Wishing Our Clients a GREAT 2017!

Last year required an inordinate amount of patience and discipline. I would like to thank all of our clients for generally granting us these two virtues throughout the year. Hopefully this year will deliver similar results without all of the flare. We will continue to do our best to deliver acceptable results. Happy 2017!

32 OAKMARK FUNDS

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Oakmark.com 33

Oakmark International Fund  December 31, 2016

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 09/30/92 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 12/31/16)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Fund (Investor Class)	6.42%	7.91%	-0.61%	10.41%	4.15%	9.66%	09/30/92
MSCI World ex U.S. Index	-0.36%	2.75%	-1.59%	6.07%	0.86%	5.68%
MSCI EAFE Index[14]	-0.71%	1.00%	-1.60%	6.53%	0.75%	5.50%
Lipper International Funds Index[15]	-2.13%	1.70%	-1.32%	6.87%	1.44%	6.49%
Oakmark International Fund (Advisor Class)	N/A	N/A	N/A	N/A	N/A	3.42%*	11/30/16
Oakmark International Fund (Institutional Class)	N/A	N/A	N/A	N/A	N/A	3.42%*	11/30/16
Oakmark International Fund (Service Class)	6.31%	7.54%	-0.98%	10.01%	3.80%	7.75%	11/04/99

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* Returns Since Inception for the Advisor Class and the Institutional Class are not annualized.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Glencore PLC	4.3
Lloyds Banking Group PLC	3.9
BNP Paribas SA	3.5
Intesa Sanpaolo SpA	3.5
Credit Suisse Group AG	3.4
Allianz SE	3.4
Daimler AG	3.3
CNH Industrial NV	3.2
Honda Motor Co., Ltd.	2.5
EXOR SpA	2.4
FUND STATISTICS
Ticker*	OAKIX
Inception*	09/30/92
Number of Equity Holdings	60
Net Assets	$25.4 billion
Benchmark	MSCI World ex U.S. Index
Weighted Average Market Cap	$41.7 billion
Median Market Cap	$25.5 billion
Portfolio Turnover (for the 12-months ended 09/30/16)	44%
Expense Ratio - Investor Class (as of 09/30/16)*	1.00%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

SECTOR ALLOCATION	% of Net Assets
Financials	30.9
Consumer Discretionary	26.2
Industrials	18.3
Materials	8.8
Consumer Staples	5.9
Information Technology	5.6
Health Care	0.6
Short-Term Investments and Other	3.7
GEOGRAPHIC ALLOCATION
% of Equity
Europe	75.5
U.K.	18.1
Switzerland	16.7
France*	15.0
Germany*	10.1
Italy*	5.1
Netherlands*	5.0
Sweden	4.4
Ireland*	1.1
Asia	16.7
Japan	9.3
China	2.0
Indonesia	1.8
% of Equity
Asia (cont'd)	16.7
Hong Kong	1.5
South Korea	1.2
India	0.6
Taiwan	0.3
Australasia	3.9
Australia	3.9
North America	1.9
United States	1.9
Latin America	1.9
Mexico	1.9
Middle East	0.1
Israel	0.1

*  Euro currency countries comprise 36.3% of equity investments

34 OAKMARK FUNDS

Oakmark International Fund  December 31, 2016

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakix@oakmark.com

The Oakmark International Fund returned 6% for the quarter ended December 31, 2016, outperforming the MSCI World ex U.S. Index13, which remained flat over the same period. The Fund's calendar-year performance was strong in absolute and relative terms, returning 8% versus the MSCI World ex U.S. Index's return of 3%. Most importantly, the Fund has returned an average of 10% per year since its inception in September 1992, outperforming the MSCI World ex U.S. Index, which has averaged 6% per year over the same period.

Glencore, one of the world's largest mining companies and commodities traders, was the top contributor to performance for the quarter, returning 24%. Glencore's share price reacted positively to the commodity price rebound, the company's successful debt reduction plan and the election of Donald Trump as President of the United States. During the quarter, Glencore completed its sale of non-core assets, raising a total of $6.3 billion in proceeds from all asset disposals. In December, management announced plans to restart its dividend program and return at least $1 billion to shareholders in 2017. We believe management is working to enhance shareholder value, and our investment thesis remains intact.

Grupo Televisa, a media company and the world's largest producer of Spanish-language content, was the largest detractor from performance for the quarter, declining 19%. The U.S. presidential election results prompted an immediate drop in the value of the peso and hurt Televisa's share price. We expect advertising budgets will be under pressure in 2017 given the uncertain environment caused by the U.S. election while advertisers take a wait-and-see approach. Although we expect near-term volatility to continue, we believe Televisa's fundamentals remain strong. Third-quarter results were in line with our expectations and company guidance. Specifically, the company's cable segment and Sky satellite service performed well, growing 12% and 13%, respectively. We believe the company possesses a collection of great assets that the market continues to undervalue, and our investment thesis remains intact.

During the quarter we added three new names to the portfolio: BMW (Germany), Infosys (India) and Sanofi (France). Infosys is the second-largest IT service company based in India and is our first India-domiciled investment. The company primarily serves large corporations, providing a complete suite of IT-related services, including consulting, application development and maintenance, product engineering, and software-related products. Many Infosys clients are located outside of India, with North American companies contributing over 60% of revenues. We believe Infosys will benefit from the increasing complexity of technology and the trend toward outsourcing IT services.

Geographically, we ended the quarter with 76% of our holdings in Europe, 9% in Japan and 4% in Australia. The remaining positions are in the United States, China, Mexico, Indonesia, Hong Kong, South Korea, India, Taiwan and Israel.

Although the Swiss franc and Australian dollar weakened versus the U.S. dollar during the quarter, we continue to believe they are overvalued. As a result, we defensively hedged a portion of the Fund's exposure. Approximately 25% of the Swiss franc and 10% of the Australian dollar were hedged at quarter-end.

We would like to thank our shareholders for continuing to support us and our value investing philosophy. We wish you all a very happy and prosperous new year!

Oakmark.com 35

Oakmark International Fund  December 31, 2016 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 96.3%
FINANCIALS - 30.9%
BANKS - 14.2%
Lloyds Banking Group PLC (United Kingdom) Diversified Banks	1,279,524	$985,711
BNP Paribas SA (France) Diversified Banks	14,109	899,310
Intesa Sanpaolo SpA (Italy) Diversified Banks	347,033	886,229
Bank Mandiri Persero Tbk PT (Indonesia) Diversified Banks	514,876	442,360
Royal Bank of Scotland Group PLC (United Kingdom) (a) Diversified Banks	140,225	388,139
		3,601,749
DIVERSIFIED FINANCIALS - 11.5%
Credit Suisse Group AG (Switzerland) Diversified Capital Markets	60,303	865,193
EXOR N.V. (Netherlands) Multi-Sector Holdings	14,058	606,427
AMP, Ltd. (Australia) Other Diversified Financial Services	135,929	494,391
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	79,204	488,134
Schroders PLC (United Kingdom) Asset Management & Custody Banks	11,263	416,130
Nomura Holdings, Inc. (Japan) Investment Banking & Brokerage	5,982	35,272
Schroders PLC, Non-Voting (United Kingdom) Asset Management & Custody Banks	31	865
		2,906,412
INSURANCE - 5.2%
Allianz SE (Germany) Multi-line Insurance	5,209	860,789
Willis Towers Watson PLC (United States) Insurance Brokers	3,811	466,037
		1,326,826
		7,834,987
CONSUMER DISCRETIONARY - 26.2%
AUTOMOBILES & COMPONENTS - 12.3%
Daimler AG (Germany) Automobile Manufacturers	11,248	837,317
Honda Motor Co., Ltd. (Japan) Automobile Manufacturers	21,281	621,824
Toyota Motor Corp. (Japan) Automobile Manufacturers	9,295	546,992
Continental AG (Germany) Auto Parts & Equipment	2,637	509,960
Valeo SA (France) Auto Parts & Equipment	6,126	352,133
Bayerische Motoren Werke AG (Germany) Automobile Manufacturers	2,706	252,802
		3,121,028
	Shares	Value
CONSUMER DURABLES & APPAREL - 8.6%
Cie Financiere Richemont SA (Switzerland) Apparel, Accessories & Luxury Goods	8,075	$534,861
Swatch Group AG, Bearer Shares (Switzerland) Apparel, Accessories & Luxury Goods	1,567	487,195
LVMH Moet Hennessy Louis Vuitton SA (France) Apparel, Accessories & Luxury Goods	2,140	408,724
Kering (France) Apparel, Accessories & Luxury Goods	1,767	396,703
Prada SpA (Italy) Apparel, Accessories & Luxury Goods	105,083	356,397
		2,183,880
RETAILING - 2.0%
Hennes & Mauritz AB (H&M) - Class B (Sweden) Apparel Retail	18,423	512,424
MEDIA - 1.9%
Grupo Televisa SAB (Mexico) (b) Broadcasting	21,641	452,079
WPP PLC (United Kingdom) Advertising	1,021	22,841
		474,920
CONSUMER SERVICES - 1.4%
Melco Crown Entertainment, Ltd. (Hong Kong) (b) Casinos & Gaming	22,827	362,953
		6,655,205
INDUSTRIALS - 18.3%
CAPITAL GOODS - 13.1%
CNH Industrial N.V. (United Kingdom) Agricultural & Farm Machinery	94,700	823,903
Ashtead Group PLC (United Kingdom) Trading Companies & Distributors	25,002	486,833
SKF AB, Class B (Sweden) Industrial Machinery	24,206	445,292
Safran SA (France) Aerospace & Defense	5,095	366,918
Koninklijke Philips N.V. (Netherlands) Industrial Conglomerates	11,580	353,514
Meggitt PLC (United Kingdom) Aerospace & Defense	39,624	223,944
Komatsu, Ltd. (Japan) Construction Machinery & Heavy Trucks	9,315	211,005
Smiths Group PLC (United Kingdom) Industrial Conglomerates	11,152	194,618
Atlas Copco AB, Series B (Sweden) Industrial Machinery	4,404	120,175
Wolseley PLC (United Kingdom) Trading Companies & Distributors	1,659	101,432
		3,327,634

36 OAKMARK FUNDS

Oakmark International Fund  December 31, 2016 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
Common Stocks - 96.3% (continued)
INDUSTRIALS - 18.3% (continued)
COMMERCIAL & PROFESSIONAL SERVICES - 3.8%
Bureau Veritas SA (France) Research & Consulting Services	22,425	$434,585
G4S PLC (United Kingdom) Security & Alarm Services	95,612	276,906
Experian PLC (Ireland) Research & Consulting Services	13,605	263,906
		975,397
TRANSPORTATION - 1.4%
Kuehne + Nagel International AG (Switzerland) Marine	2,604	344,186
		4,647,217
MATERIALS - 8.8%
Glencore PLC (Switzerland) Diversified Metals & Mining	316,599	1,082,153
LafargeHolcim, Ltd. (Switzerland) Construction Materials	10,248	539,901
Orica, Ltd. (Australia) Commodity Chemicals	36,715	468,442
Akzo Nobel NV (Netherlands) Specialty Chemicals	2,337	146,126
		2,236,622
CONSUMER STAPLES - 5.9%
FOOD, BEVERAGE & TOBACCO - 5.9%
Diageo PLC (United Kingdom) Distillers & Vintners	18,948	492,711
Danone SA (France) Packaged Foods & Meats	6,962	441,177
Pernod Ricard SA (France) Distillers & Vintners	3,102	336,176
Nestlé SA (Switzerland) Packaged Foods & Meats	3,215	230,605
		1,500,669
INFORMATION TECHNOLOGY - 5.6%
SOFTWARE & SERVICES - 2.6%
Baidu, Inc. (China) (a) (b) Internet Software & Services	3,061	503,177
Infosys, Ltd. (India) (b) IT Consulting & Other Services	9,722	144,179
Check Point Software Technologies, Ltd. (Israel) (a) Systems Software	217	18,285
		665,641
TECHNOLOGY HARDWARE & EQUIPMENT - 2.2%
Samsung Electronics Co., Ltd. (South Korea) Technology Hardware, Storage & Peripherals	197	293,385
OMRON Corp. (Japan) Electronic Components	6,611	253,674
		547,059
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.8%
ASML Holding NV (Netherlands) Semiconductor Equipment	1,159	$130,085
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan) Semiconductors	12,074	67,996
		198,081
		1,410,781
HEALTH CARE - 0.6%
HEALTH CARE EQUIPMENT & SERVICES - 0.5%
Olympus Corp. (Japan) Health Care Equipment	3,396	117,375
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.1%
Sanofi (France) Pharmaceuticals	453	36,686
		154,061
TOTAL COMMON STOCKS - 96.3% (COST $23,216,253)		24,439,542
	Par Value	Value
SHORT TERM INVESTMENTS - 3.5%
REPURCHASE AGREEMENT - 1.7%
Fixed Income Clearing Corp. Repurchase Agreement, 0.10% dated 12/30/16 due 01/03/17, repurchase price $421,843, collateralized by United States Treasury Bonds, 3.125% - 3.625%, due 02/15/43 - 08/15/43, aggregate value plus accrued interest of $430,277 (Cost: $421,838)	$421,838	421,838
U.S. GOVERNMENT BILLS - 1.6%
United States Treasury Bills, 0.32% - 0.48%, due 01/05/17 - 01/26/17 (c) (Cost $399,941)	400,000	399,941
COMMERCIAL PAPER - 0.2%
Toyota Motor Credit Corp., 0.68%, due 01/25/17 (c) (Cost $49,978)	50,000	49,978
TOTAL SHORT TERM INVESTMENTS - 3.5% (COST $871,757)		871,757
TOTAL INVESTMENTS - 99.8% (COST $24,088,010)		25,311,299
Foreign Currencies (Cost $1) - 0.0% (d)		1
Other Assets In Excess of Liabilities - 0.2%		54,483
TOTAL NET ASSETS - 100.0%		$25,365,783

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(d)  Amount rounds to less than 0.1%.

Oakmark.com 37

Oakmark International Small Cap Fund  December 31, 2016

Summary Information

VALUE OF A $10,000 INVESTMENT

Since 12/31/06 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 12/31/16)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Small Cap Fund (Investor Class)	1.50%	6.30%	-0.39%	8.36%	2.37%	9.19%	11/01/95
MSCI World ex U.S. Small Cap Index	-2.74%	4.32%	1.36%	8.96%	2.69%	N/A
MSCI World ex U.S. Index[13]	-0.36%	2.75%	-1.59%	6.07%	0.86%	4.80%
Lipper International Small Cap Funds Index[17]	-4.20%	0.77%	0.25%	9.42%	3.21%	N/A
Oakmark International Small Cap Fund (Advisor Class)	N/A	N/A	N/A	N/A	N/A	3.18%*	11/30/16
Oakmark International Small Cap Fund (Institutional Class)	N/A	N/A	N/A	N/A	N/A	3.18%*	11/30/16
Oakmark International Small Cap Fund (Service Class)	1.43%	5.95%	-0.67%	8.05%	2.10%	9.28%	01/08/01

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* Returns Since Inception for the Advisor Class and the Institutional Class are not annualized.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[4]	% of Net Assets
Incitec Pivot, Ltd.	4.0
IWG PLC	3.8
Julius Baer Group, Ltd.	3.6
BNK Financial Group, Inc.	3.5
Azimut Holding SPA	3.4
Konecranes Plc	3.3
Melco International Development, Ltd.	3.0
Atea ASA	2.9
Applus Services SA	2.8
Sugi Holdings Co., Ltd.	2.8
FUND STATISTICS
Ticker*	OAKEX
Inception*	11/01/95
Number of Equity Holdings	55
Net Assets	$2.3 billion
Benchmark	MSCI World ex U.S. Small Cap Index
Weighted Average Market Cap	$3.2 billion
Median Market Cap	$2.3 billion
Portfolio Turnover (for the 12-months ended 09/30/16)	38%
Expense Ratio - Investor Class (as of 09/30/16)*	1.38%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

SECTOR ALLOCATION	% of Net Assets
Industrials	40.0
Financials	19.1
Information Technology	10.3
Consumer Discretionary	8.5
Materials	7.1
Health Care	4.7
Consumer Staples	2.8
Real Estate	2.4
Telecommunication Services	1.3
Short Term Investments and Other	3.8
GEOGRAPHIC ALLOCATION
% of Equity
Europe	61.7
U.K.	17.7
Switzerland	15.3
Finland*	7.3
Italy*	5.0
Norway	3.0
Spain*	3.0
Germany*	2.6
France*	2.4
Netherlands*	2.3
Denmark	1.6
Greece*	1.5
Asia	20.6
Japan	7.9
% of Equity
Asia (cont'd)	20.6
South Korea	6.5
Hong Kong	4.6
Indonesia	1.3
China	0.3
Australasia	10.8
Australia	7.8
New Zealand	3.0
North America	5.1
Canada	3.6
United States	1.5
Latin America	1.8
Brazil	1.8

*  Euro currency countries comprise 24.1% of equity investments

38 OAKMARK FUNDS

Oakmark International Small Cap Fund  December 31, 2016

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakex@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakex@oakmark.com

Justin D. Hance, CFA

Portfolio Manager

oakex@oakmark.com

The Oakmark International Small Cap Fund returned 2% for the quarter ended December 31, 2016, solidly outperforming the MSCI World ex U.S. Small Cap Index16, which declined 3% for the same period. For the year ended December 31, the Fund was up 6% while the MSCI World ex U.S. Small Cap Index returned 4%. Since the Fund's inception in November 1995, it has returned an average of 9% per year.

A top-performing stock for the quarter was Incitec Pivot, an Australian manufacturer of mining explosives, fertilizers and industrial chemicals. Incitec Pivot's share price reacted favorably following the company's fiscal year earnings report that was released in early November. Overall, these results were in line with our estimates and represent what we believe is solid performance in the face of significant macro headwinds across Incitec's businesses. We met with management in December, and found that their efforts to reduce costs during 2016 were substantive and helped counter tough market conditions that significantly affected their earnings, such as steep price declines for fertilizers. Overall, the company expects its markets to remain challenging in 2017. However, management is on track to deliver additional cost savings to help combat this, and certain markets seem to be improving, including the mining explosives and urea markets. In addition, the company is now in position to harvest the benefits of a period of significant capital investment. Even with the recent share price advance, we believe Incitec Pivot is trading at a substantial discount to the company's true worth.

The largest detractor from performance for the quarter was Aberdeen Asset Management. Based in the U.K., Aberdeen is an international investment management group, managing assets for both institutions and private investors from offices around the world. During the quarter, Aberdeen's share price fell amid concerns that Trump's presidential victory would mean higher interest rates in the U.S., which would lure investors out of emerging markets. While Aberdeen reported a better-than-expected set of fiscal year results at the end of November (due to strong investment returns from a diversified business model and disciplined cost management), profits and revenues were down from the previous year. At this time and as expected, management also confirmed emerging market flows had been disappointing since the U.S. election. We anticipate that 2017 will be challenging for Aberdeen, but management is embarking on an efficiency plan that should generate substantial savings by the end of the year. In addition, company leaders have announced they will cut the dividend and plan to build their excess cash position. We believe both of these actions will benefit the company in the long term.

During the quarter, we initiated one new position in France-based Ingenico Group, a global leader in secure electronic payment solutions. The company provides products and services that include point-of-sale payment terminals, payment software and mobile e-payment solutions. We eliminated our positions in China ZhengTong Auto Services (China) and Ichiyoshi Securities (Japan) during the quarter. Also in December, the acquisition of gategroup (Switzerland) by Chinese conglomerate HNA Group was completed.

Geographically, we ended the year with 21% of our holdings in Asia, 62% in Europe and the U.K., and 11% in Australasia. The remaining positions are in North America (Canada and the U.S.) and Latin America (Brazil).

We still maintain hedge positions on two of the Fund's currency exposures. As of the most recent quarter end, the Australian dollar hedge was 10% and the Swiss franc exposure was hedged 23%.

We thank you for your continued confidence and support, and wish all of you a very happy and healthy 2017!

Oakmark.com 39

Oakmark International Small Cap Fund  December 31, 2016 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 96.2%
INDUSTRIALS - 40.0%
CAPITAL GOODS - 18.9%
Konecranes OYJ (Finland) Industrial Machinery	2,128	$75,672
MTU Aero Engines AG (Germany) Aerospace & Defense	506	58,484
Travis Perkins PLC (United Kingdom) Trading Companies & Distributors	2,665	47,694
Morgan Advanced Materials PLC (United Kingdom) Industrial Machinery	13,270	46,674
Bucher Industries AG (Switzerland) Construction Machinery & Heavy Trucks	186	45,782
Metso OYJ (Finland) Industrial Machinery	1,583	45,149
Sulzer AG (Switzerland) Industrial Machinery	394	40,665
Melrose Industries PLC (United Kingdom) Heavy Electrical Equipment	10,676	26,019
Wajax Corp. (Canada) Trading Companies & Distributors	1,071	18,386
Finning International, Inc. (Canada) Trading Companies & Distributors	859	16,828
dormakaba Holding AG (Switzerland) Building Products	11	8,411
Interpump Group SpA (Italy) Industrial Machinery	181	2,956
		432,720
COMMERCIAL & PROFESSIONAL SERVICES - 16.1%
IWG PLC (Switzerland) Office Services & Supplies	28,376	86,029
Applus Services SA (Spain) Research & Consulting Services	6,409	65,101
Pagegroup PLC (United Kingdom) Human Resource & Employment Services	11,849	57,023
Mitie Group PLC (United Kingdom) Environmental & Facilities Services	17,195	47,554
Randstad Holding N.V. (Netherlands) Human Resource & Employment Services	832	45,118
SThree PLC (United Kingdom) Human Resource & Employment Services	6,352	24,276
ALS, Ltd. (Australia) Research & Consulting Services	5,210	22,708
Hays PLC (United Kingdom) Human Resource & Employment Services	7,693	14,145
Brunel International N.V. (Netherlands) Human Resource & Employment Services	292	4,731
Cleanaway Waste Management, Ltd. (Australia) Environmental & Facilities Services	2,774	2,463
		369,148
	Shares	Value
TRANSPORTATION - 5.0%
DSV AS (Denmark) Trucking	773	$34,394
Panalpina Welttransport Holding AG (Switzerland) Air Freight & Logistics	255	31,833
Freightways, Ltd. (New Zealand) Air Freight & Logistics	5,201	24,389
BBA Aviation PLC (United Kingdom) Airport Services	6,493	22,670
		113,286
		915,154
FINANCIALS - 19.1%
DIVERSIFIED FINANCIALS - 12.9%
Julius Baer Group, Ltd. (Switzerland) Asset Management & Custody Banks	1,853	82,292
Azimut Holding SPA (Italy) (b) Asset Management & Custody Banks	4,594	76,695
Aberdeen Asset Management PLC (United Kingdom) Asset Management & Custody Banks	15,380	48,770
Element Fleet Management Corp. (Canada) Specialized Finance	4,893	45,404
EFG International AG (Switzerland) Asset Management & Custody Banks	6,938	41,968
		295,129
BANKS - 6.2%
BNK Financial Group, Inc. (South Korea) Regional Banks	11,172	80,287
DGB Financial Group, Inc. (South Korea) Regional Banks	7,636	61,770
		142,057
		437,186
INFORMATION TECHNOLOGY - 10.3%
SOFTWARE & SERVICES - 6.0%
Atea ASA (Norway) (a) IT Consulting & Other Services	7,201	66,291
Totvs SA (Brazil) Systems Software	5,346	39,487
Otsuka Corp. (Japan) IT Consulting & Other Services	696	32,505
		138,283
TECHNOLOGY HARDWARE & EQUIPMENT - 4.3%
Ingenico Group SA (France) Electronic Equipment & Instruments	675	53,933
Hirose Electric Co., Ltd. (Japan) Electronic Components	357	44,198
		98,131
		236,414

40 OAKMARK FUNDS

Oakmark International Small Cap Fund  December 31, 2016 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 96.2% (continued)
CONSUMER DISCRETIONARY - 8.5%
MEDIA - 3.3%
SKY Network Television, Ltd. (New Zealand) Cable & Satellite	12,871	$40,684
Hakuhodo DY Holdings, Inc. (Japan) Advertising	2,780	34,256
		74,940
CONSUMER SERVICES - 3.0%
Melco International Development, Ltd. (Hong Kong) Casinos & Gaming	50,089	68,081
RETAILING - 1.4%
Hengdeli Holdings, Ltd. (Hong Kong) (a) Specialty Stores	220,421	32,120
AUTOMOBILES & COMPONENTS - 0.5%
Ferrari N.V. (Italy) Automobile Manufacturers	209	12,172
CONSUMER DURABLES & APPAREL - 0.3%
Cosmo Lady China Holdings Co., Ltd. (China) Apparel, Accessories & Luxury Goods	17,876	6,916
		194,229
MATERIALS - 7.1%
Incitec Pivot, Ltd. (Australia) Diversified Chemicals	34,876	90,605
Outotec OYJ (Finland) (a) Diversified Metals & Mining	7,452	39,161
Titan Cement Co. SA (Greece) Construction Materials	1,398	32,816
		162,582
HEALTH CARE - 4.7%
HEALTH CARE EQUIPMENT & SERVICES - 3.3%
Primary Health Care, Ltd. (Australia) Health Care Services	17,336	51,044
Amplifon S.p.A. (Italy) Health Care Distributors	1,857	17,690
Ansell, Ltd. (Australia) Health Care Supplies	319	5,692
		74,426
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.4%
QIAGEN N.V. (United States) (a) Life Sciences Tools & Services	1,158	32,444
		106,870
CONSUMER STAPLES - 2.8%
FOOD & STAPLES RETAILING - 2.8%
Sugi Holdings Co., Ltd. (Japan) Drug Retail	1,325	63,028
	Shares	Value
REAL ESTATE - 2.4%
LSL Property Services PLC (United Kingdom) Real Estate Services	10,413	$29,581
Countrywide PLC (United Kingdom) Real Estate Services	11,145	24,208
		53,789
TELECOMMUNICATION SERVICES - 1.3%
Tower Bersama Infrastructure Tbk PT (Indonesia) Integrated Telecommunication Services	79,967	29,559
TOTAL COMMON STOCKS - 96.2% (COST $2,352,245)		2,198,811
	Par Value	Value
SHORT TERM INVESTMENTS - 3.2%
REPURCHASE AGREEMENT - 3.2%
Fixed Income Clearing Corp. Repurchase Agreement, 0.10% dated 12/30/16 due 01/03/17, repurchase price $73,844, collateralized by a United States Treasury Bond, 3.375%, due 05/15/44, value plus accrued interest of $75,323 (Cost: $73,843)	$73,843	73,843
TOTAL SHORT TERM INVESTMENTS - 3.2% (COST $73,843)		73,843
TOTAL INVESTMENTS - 99.4% (COST $2,426,088)		2,272,654
Foreign Currencies (Cost $20) - 0.0% (c)		20
Other Assets In Excess of Liabilities - 0.6%		12,569
TOTAL NET ASSETS - 100.0%		$2,285,243

(a)  Non-income producing security

(b)  A portion of the security out on loan.

(c)  Amount rounds to less than 0.1%.

Oakmark.com 41

Disclosures and Endnotes

Reporting to Shareholders. The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK to request individual copies of these documents. The Funds will begin sending individual copies thirty days after receiving your request.

Before investing in any Oakmark Fund, you should carefully consider the Fund's investment objectives, risks, management fees and other expenses. This and other important information is contained in the Funds' prospectus and a Fund's summary prospectus. Please read the prospectus and summary prospectus carefully before investing. For more information, please visit Oakmark.com or call 1-800-OAKMARK (625-6275).

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this report, and are subject to change without notice.

All Oakmark Funds: Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Oakmark, Oakmark Equity and Income, Oakmark Global, Oakmark International and Oakmark International Small Cap Funds: The Funds' portfolios tend to be invested in a relatively small number of stocks. As a result, the appreciation or depreciation of any one security held will have a greater impact on the Funds' net asset value than it would if the Funds invest in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Funds' volatility.

Oakmark Select Fund: The stocks of medium-sized companies tend to be more volatile than those of large companies and have underperformed the stocks of small and large companies during some periods.

Because the Oakmark Select and Oakmark Global Select Funds are non-diversified, the performance of each holding will have a greater impact on the Funds' total return, and may make the Fund's returns more volatile than a more diversified fund.

Oakmark Global, Oakmark Global Select, Oakmark International and Oakmark International Small Cap Funds: Investing in foreign securities presents risks which in some ways may be greater than U.S. investments. Those risks include: currency fluctuation; different regulation, accounting standards, trading practices and levels of available information; generally higher transaction costs; and political risks.

The percentages of hedge exposure for each foreign currency are calculated by dividing the market value of all same-currency forward contracts by the market value of the underlying equity exposure to that currency.

The Oakmark Equity and Income Fund invests in medium- and lower-quality debt securities that have higher yield potential but present greater investment and credit risk than higher-quality securities. These risks may result in greater share price volatility.

Oakmark International Small Cap Fund: The stocks of smaller companies often involve more risk than the stocks of larger companies. Stocks of small companies tend to be more volatile and have a smaller public market than stocks of larger companies. Small companies may have a shorter history of operations than larger companies, may not have as great an ability to raise additional capital and may have a less diversified product line, making them more susceptible to market pressure.

Endnotes:

1.  The S&P 500 Total Return Index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. All returns reflect reinvested dividends and capital gains distributions. This index is unmanaged and investors cannot invest directly in this index.

2.  The Dow Jones Industrial Average is an index that includes only 30 U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

3.  The Lipper Large Cap Value Funds Index is an equally-weighted index of the largest 30 funds within the large cap value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends. This index is unmanaged and investors cannot invest directly in this index.

4.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

5.  EPS refers to Earnings-Per-Share and is calculated by dividing total earnings by the number of shares outstanding.

6.  The Lipper Multi-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds category. This index is unmanaged and investors cannot invest directly in this index.

7.  The Lipper Balanced Funds Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

8.  The Barclays U.S. Government / Credit Index is a benchmark index made up of the Barclays U.S. Government and U.S. Corporate Bond indices, including U.S. government Treasury and agency securities as well as corporate and Yankee bonds. This index is unmanaged and investors cannot invest directly in this index.

9.  The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

10.  The Lipper Global Funds Index measures the performance of the 30 largest mutual funds that invest in securities throughout the world. This index is unmanaged and investors cannot invest directly in this index.

11.  The quoted passage is taken from the December 30, 2016 Financial Times article titled, "Doubts Dog Banking Sector's Comeback" by Thomas Hale and Dan McCrum.

12.  The Price-Earnings Ratio ("P/E") is the most common measure of the expensiveness of a stock.

42 OAKMARK FUNDS

Disclosures and Endnotes (continued)

13.  The MSCI World ex U.S. Index (Net) is a free float-adjusted market capitalization index that is designed to measure international developed market equity performance, excluding the U.S. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

14.  The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

15.  The Lipper International Funds Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot invest directly in this index.

16.  The MSCI World ex U.S. Small Cap Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance, excluding the U.S. The MSCI Small Cap Indices target 40% of the eligible Small Cap universe within each industry group, within each country. MSCI defines the Small Cap universe as all listed securities that have a market capitalization in the range of USD200-1,500 million. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

17.  The Lipper International Small Cap Funds Index measures the performance of the 10 largest international small-cap funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

OAKMARK, OAKMARK FUNDS, OAKMARK INTERNATIONAL, and OAKMARK and tree design are trademarks owned or registered by Harris Associates L.P. in the U.S. and/or other countries.

Oakmark.com 43

Oakmark Funds

Trustees and Officers

Trustees

Allan J. Reich—Chair

Thomas H. Hayden

Christine M. Maki

Laurence C. Morse, Ph. D.

Mindy M. Posoff

Steven S. Rogers

Kristi L. Rowsell

Peter S. Voss

Officers

Kristi L. Rowsell—President and Principal Executive Officer

Anthony P. Coniaris—Executive Vice President

Kevin G. Grant—Executive Vice President

Judson H. Brooks—Vice President

Megan J. Claucherty—Vice President

Richard J. Gorman—Vice President, Chief Compliance
Officer, Anti-Money Laundering Officer and Assistant Secretary

Justin D. Hance—Vice President

Heidi W. Hardin—Vice President, Secretary and Chief Legal Officer*

David G. Herro—Vice President

M. Colin Hudson—Vice President

John J. Kane—Vice President, Principal Financial Officer,
Treasurer

Chris W. Keller—Vice President

Eric Liu—Vice President

Jason E. Long—Vice President

Michael L. Manelli—Vice President

Clyde S. McGregor—Vice President

Ian J. McPheron—Vice President and Chief Legal Officer**

Thomas W. Murray—Vice President

Michael J. Neary—Vice President

William C. Nygren—Vice President

Vineeta D. Raketich—Vice President

Andrew J. Tedeschi—Vice President, Assistant Treasurer

Zachary D. Weber—Vice President

Edward J. Wojciechowski—Vice President

*  Ms. Hardin is no longer an Officer of the Trust as of January 25, 2017.

**  Mr. McPheron assumed Chief Legal Officer duties effective January 25, 2017.

Other Information

Investment Adviser

Harris Associates L.P.
111 S. Wacker Drive
Chicago, Illinois 60606-4319

Transfer Agent

Boston Financial Data Services, Inc.
Quincy, Massachusetts

Legal Counsel

K&L Gates LLP
Washington, D.C.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Chicago, Illinois

Contact Us

Please call 1-800-OAKMARK
(1-800-625-6275)
or 617-483-8327

Website

Oakmark.com

Twitter

@HarrisOakmark

To obtain a prospectus, an application or periodic reports, access our website at Oakmark.com, or call 1-800-OAKMARK (625-6275) or (617) 483-8327.

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Qs are available on the SEC's website at www.sec.gov. The Funds' Form N-Qs may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at Oakmark.com; and on the SEC's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the twelve months ended the preceding June 30 will be available through a link on the Funds' website at Oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds; however, a shareholder of the Oakmark International Small Cap Fund may incur a 2% redemption fee on an exchange or redemption of shares held for 90 days or less.

44 OAKMARK FUNDS

Oakmark.com